UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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H.J. HEINZ COMPANY

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H. J. Heinz Company
World Headquarters
600 Grant Street
Pittsburgh, Pennsylvania 15219

   , 2007

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of Shareholders of H. J. Heinz Company at 9:00 a.m. Eastern Time on Wednesday, August 15, 2007, at The Westin Convention Center Hotel, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222.

The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. If you plan to attend the Meeting, please detach the Admission Ticket from your proxy card and bring it to the Meeting.

At this year’s Annual Meeting, you will be asked to vote on the election of directors and the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. Additionally, you will be asked to vote on the extension of the Company’s Amended and Restated Global Stock Purchase Plan, which expires in 2009, and the authorization of additional shares for issuance under that Plan; the approval of the performance metrics used for equity and cash awards made under the Company’s Amended and Restated Fiscal Year 2003 Stock Incentive Plan; the Company’s two proposals to reduce the threshold for an affirmative vote of shareholders required to take certain actions under the Company’s By-Laws and Amended and Restated Articles of Incorporation; and the Company’s proposal to amend the Amended and Restated Articles of Incorporation to adopt simple majority voting in the election of directors.

Your vote is important. Whether you plan to attend the Annual Meeting in person or not, we hope you will vote your shares as soon as possible. Please either mark, sign, date and return the accompanying card in the postage-paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted. Instructions are on the proxy card. This will ensure representation of your shares if you are unable to attend.

Sincerely,

William R. Johnson
Chairman of the Board, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2007

TIME

9:00 a.m., Eastern Time, on
Wednesday, August 15, 2007

PURPOSE

To vote on seven proposals:

•	To elect 12 directors;

•	To ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;

•	To amend the Amended and Restated Global Stock Purchase Plan to extend the term and authorize additional shares for issuance;

•	To approve the performance metrics for use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan;

•	To amend the Company’s By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend or repeal provisions relating to limitation of director liability and director and officer indemnification;

•	To amend the Company’s Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders;

•	To amend the Company’s Amended and Restated Articles of Incorporation to require that each director shall be elected by a majority of votes cast; and

•	To consider and act on such other business as may properly come before the meeting.

DOCUMENTS

The Proxy Statement and proxy card are included in this mailing. These documents are first being mailed to shareholders on or about        , 2007. Our 2007 Annual Report, including our Form 10-K for Fiscal Year 2007, does not form any part of the material for the solicitation of proxies.

PLACE

The Westin Convention Center Hotel
1000 Penn Avenue
Pittsburgh, Pennsylvania 15222

RECORD DATE

Owners of shares of the Company’s Common Stock and Third Cumulative Preferred Stock, $1.70 First Series, as of the close of business on June 6, 2007, will receive notice of and be entitled to vote at the meeting and any adjournments.

VOTING

Even if you plan to attend the meeting, please mark, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. If you are present at the meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. You may also vote over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card.

Rene D. Biedzinski
Secretary
Dated:        , 2007

Page

Questions and Answers	1

Security Ownership of Certain Principal Shareholders	8

Security Ownership of Management	9

Corporate Governance	11

Related Person Transaction Policy	16

Board of Directors and Committees of the Board	16

Report of the Audit Committee	19

Matters to Be Acted Upon	21

1. Election of Directors	21

2. Ratification of Auditors	23

3. Amendment and Extension of the Amended and Restated H. J. Heinz Company Global Stock Purchase Plan	23

4. Approval of Performance Metrics for Use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan	25

5. Amendment of By-Laws and Amended and Restated Articles of Incorporation to Reduce the Affirmative Shareholder Vote Required to Amend or Repeal Provisions Relating to Limitation of Director Liability and Director and Officer Indemnification	31

6. Amendment of Amended and Restated Articles of Incorporation to Reduce the Affirmative Shareholder Vote Required to Approve Certain Business Combinations with 10% Shareholders	32

7. Amendment of Amended and Restated Articles of Incorporation to Require that Each Director be Elected by a Majority of Votes Cast	33

8. Other Business	35

Compensation Disclosure and Analysis	35

Report of the Management Development and Compensation Committee on Executive Compensation	35

Additional Information	36

Appendix A—Second Amended and Restated Global Stock Purchase Plan	A-1

Appendix B—Amended and Restated Fiscal Year 2003 Stock Incentive Plan	B-1

Appendix C—Audit Committee Charter	C-1

Appendix D—Management Development and Compensation Committee Charter	D-1

Appendix E—Corporate Social Responsibility Committee Charter	E-1

Appendix F—Corporate Governance Committee Charter	F-1

Appendix G—Director Independence Standards	G-1

QUESTIONS AND ANSWERS

Q:  When and where is the Annual Meeting?

A:  The Company’s Annual Meeting of Shareholders will be held at 9:00 a.m. Eastern Time, Wednesday, August 15, 2007, at The Westin Convention Center Hotel, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222.

Q:  Who is entitled to vote?

A:  You are entitled to vote at the Annual Meeting if the Company’s records on June 6, 2007 (the “record date”) showed that you owned the Company’s common stock, par value $.25 (the “Common Stock”), or Third Cumulative Preferred Stock, $1.70 First Series (the “Preferred Stock”). As of June 6, 2007, there were 322,128,996 shares of Common Stock and 7,527 shares of Preferred Stock outstanding.

Q:  How many votes is each share entitled to?

A:  Each share of Common Stock has one vote, and each share of Preferred Stock has one-half vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

Q:  Do I need a ticket to attend the Annual Meeting?

A:  Yes. Retain the bottom of the proxy card as your admission ticket. One ticket will permit two persons to attend. If your shares are held through a broker, contact your broker and request that the broker provide you with evidence of share ownership. This documentation, when presented at the registration desk at the Annual Meeting, will enable you to attend the Meeting.

Q:  How can I listen to the Annual Meeting if I do not attend in person?

A:  You are invited to listen to the Annual Meeting webcast live via the Internet on Wednesday, August 15, 2007, at www.heinz.com, beginning at 9:00 a.m. Eastern Time. The audio portion of the event will also be available in a listen-only mode via telephone conference call. For the telephone conference call option, dial 866-648-9952 (within the U.S./Canada) or 706-679-8682 (outside the U.S./Canada) and mention conference ID 7301453 at least 15 minutes prior to the designated starting time. Using the webcast will enable you to view the slides shown at the meeting and hear the speakers. Neither the webcast nor the teleconference will enable you to ask questions or to vote your shares. Information included in our website, other than the Proxy Statement and form of proxy, is not part of the proxy solicitation material.

The webcast of the Meeting will be archived on the Company’s website at www.heinz.com for one year. A replay of the teleconference will be available at 11:00 a.m. EST and for 30 days at 800-642-1687 (within the U.S./Canada) or 706-645-9291 (outside the U.S./Canada) using the following access code: 7301453.

Q:  How do I access the Annual Meeting via the Internet?

A:  To access the Meeting via the Internet, please go to www.heinz.com. The minimum technical requirements to view this broadcast online are: Either Windows 98, Windows 2000, Windows XP, Vista OS, or Apple Mac OS X 10.3 operating system; Microsoft Internet Explorer 5.5, Netscape 7.1, or for Mac operating systems, Mozilla Firefox 1.0.4; Windows MediaPlayer 6.4 software (downloadable when you register for the webcast at www.heinz.com); 256 MHz or faster processor, 64 MB RAM minimum (128 MB recommended); and a 16-bit color video display card. In order to hear the audio portion, your PC must be equipped with a 16-bit or better sound card and speakers. A fast connection to the Internet such as T1, DSL, or cable modem will greatly enhance your experience in viewing the webcast. If your connection is a 56K modem you will experience lower quality sound or video.

Q:  How do proxies work?

A:  The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director nominees. You may also vote for or against the other item(s) or abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees; for the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm; for the amendment of the Company’s Amended and Restated Global Stock Purchase Plan; for the approval of the performance metrics under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan; for the amendment of the By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend provisions relating to limitation of director liability and director and officer indemnification; for the amendment of the Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders; and for the amendment of the Amended and Restated Articles of Incorporation to require that each director be elected by a majority of votes cast.

Q:  How do I vote?

A:  You may:

•	Vote by marking, signing, dating, and returning a proxy card;

•	Vote via the Internet by following the voting instructions on the proxy card or the voting instructions provided by your broker, bank, or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your instructions have been properly recorded. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

•	Place your vote by telephone by following the instructions on the proxy card or the instructions provided by your broker, bank, or other holder of record; or

•	Vote in person by attending the Annual Meeting. We will distribute written ballots to any shareholder who wishes to vote in person at the Annual Meeting.

Q:  Do I have to vote?

A:  No. However, we strongly encourage you to vote. You may vote for all, some, or none of the Company’s director nominees. You may abstain with respect to or vote “FOR” or “AGAINST” other proposals.

Q:  What does it mean if I receive more than one proxy card?

A:  If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please sign, date, and return each proxy card you receive. If you choose to vote by phone or Internet, please vote each proxy card you receive. Only your latest dated proxy for each account will be voted.

Q:  Will my shares be voted if I do not sign and return my proxy card?

A:  They could be. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may either use its discretion to vote your shares on “routine matters” (such as election of directors and ratification of auditors) or leave your shares unvoted. For any “non-routine matters” being considered at the Meeting, your broker or other nominee would not be able to vote on such matters. A broker will not have discretionary authority to vote shares for the amendment of the Amended and Restated Global Stock Purchase Plan; for the approval of the performance metrics under the Amended and Restated Fiscal Year 2003

Stock Incentive Plan; for the amendment of the By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend provisions relating to limitation of director liability and director and officer indemnification; for the amendment of the Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders; or for the amendment of the Amended and Restated Articles of Incorporation to require that each director be elected by a majority of votes cast. If your shares are held in street name, your broker, bank, or nominee will include a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your voting instruction card to your nominee to ensure that a proxy card is voted on your behalf.

Q:  Can I change my vote?

A:  Yes. You may revoke your proxy and change your vote before the Annual Meeting by submitting a new proxy with a later date, by casting a new vote by Internet or telephone, by notifying the Company’s Corporate Secretary in writing, or by voting in person at the Meeting. If you do not properly revoke your proxy, properly executed proxies will be voted as you specified in your earlier proxy.

Q:  What is a quorum?

A:  A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Annual Meeting. At least a majority of the outstanding shares eligible to vote (with each share of Preferred Stock counting as one-half of a share for purposes of the quorum) must be represented at the Meeting, either in person or by proxy, in order to transact business.

Q:  What will I likely be voting on?

A:  There are seven proposals that are expected to be voted on at the Annual Meeting:

•	The election of 12 members of our Board of Directors;

•	The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;

•	The amendment of the Amended and Restated Global Stock Purchase Plan to extend the term and authorize additional shares for issuance;

•	The approval of the performance metrics for use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan;

•	The amendment of the Company’s By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend or repeal provisions relating to limitation of director liability and director and officer indemnification;

•	The amendment of the Company’s Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders; and

•	The amendment of the Company’s Amended and Restated Articles of Incorporation to require that each director be elected by a majority of the votes cast.

As of the date this Proxy Statement went to press, the Company was not aware of any additional matters to be raised at the Annual Meeting.

Q:  What are the Board’s recommendations?

A:  The Board of Directors recommends a vote:

•	FOR the election of each of the directors nominated by the Company;

•	FOR the ratification of the selection of our auditors;

•	FOR the amendment of the Amended and Restated Global Stock Purchase Plan to extend the term and authorize additional shares for issuance;

•	FOR the approval of the performance metrics for use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan;

•	FOR the amendment of the Company By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend or repeal provisions relating to limitation of director liability and director and officer indemnification;

•	FOR the amendment of the Company Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders; and

•	FOR the amendment of the Company Amended and Restated Articles of Incorporation to require that each director be elected by a majority of the votes cast.

Q:  How many votes are needed to approve each item?

A:  Election of Directors.  Under Pennsylvania law, plurality voting applies to this election, and the 12 director nominees receiving the highest numbers of votes cast will be elected to fill the seats on the Board. However, pursuant to a majority voting policy unanimously adopted by the Board of Directors on November 7, 2006, in an uncontested election for directors such as this election, any nominee who receives a greater number of votes “withheld” from his or her election than “for” such election shall promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation offer or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the decisions of the Corporate Governance Committee with respect to his or her own resignation.

Ratification of Auditor Selection.  The favorable vote of a majority of votes cast is necessary for this proposal to be approved.

The Amendment of the Amended and Restated Global Stock Purchase Plan to Extend the Term and Authorize Additional Shares for Issuance.   The favorable vote of a majority of votes cast is necessary for this proposal to be approved.

The Approval of the Performance Metrics for Use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan.  The favorable vote of a majority of votes cast is necessary for this proposal to be approved.

The Amendment of the Company’s By-Laws and Amended and Restated Articles of Incorporation to Reduce the Affirmative Shareholder Vote Required to Amend or Repeal Provisions Relating to Limitation of Director Liability and Director and Officer Indemnification.  The favorable vote of a majority of votes cast is necessary for this proposal to be approved.

The Amendment of the Company’s Amended and Restated Articles of Incorporation to Reduce the Affirmative Shareholder Vote Required to Approve Certain Business Combinations with 10% Shareholders.  The favorable vote of 80%

of the voting power of the shares outstanding is necessary for this proposal to be approved.

The Amendment of the Company’s Amended and Restated Articles of Incorporation to Require that Each Director Be Elected by a Majority of Votes Cast.  The favorable vote of a majority of votes cast is necessary for this proposal to be approved.

Q:  Who will tabulate the votes?

A:  A representative from our transfer agent, Mellon Investor Services, will tabulate the votes and act as inspector of election.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned signed but not marked will be voted FOR each of the Director nominees, FOR the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, FOR the amendment of the Amended and Restated Global Stock Purchase Plan to extend the term and authorize additional shares for issuance; FOR the approval of the performance metrics for use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan; FOR the amendment of the Company’s By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend or repeal provisions relating to limitation of director liability and director and officer indemnification; FOR the amendment of the Company’s Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders; FOR the amendment of the Company’s Amended and Restated Articles of Incorporation to require that each director be elected by a majority of votes cast; and as the proxy holder deems desirable for any other matters that may come before the Meeting.

Q:  How will shares in the Company’s employee benefit plans be voted?

A:  This Proxy Statement is being used to solicit voting instructions from you with respect to shares of our stock that you own but which are held by the trustees of our benefit plans for the benefit of you and other plan participants. Shares held in our benefit plans that are entitled to vote will be voted by the plan trustees pursuant to your instructions. Shares held in any employee benefit plan that you are entitled to vote, but do not vote, will be voted by the plan trustees in proportion to the voting instructions received for other shares. You must instruct the plan trustees to vote your shares by utilizing one of the voting methods described above.

Q:  Who are the proxy solicitors and what are the solicitation expenses?

A:  We have hired MacKenzie Partners, Inc., to assist us in the distribution of proxy materials and the solicitation of proxies by mail, telephone, facsimile, or personal meetings. We estimate the fees of MacKenzie Partners to be $15,000 plus expenses. Our officers, directors, and employees may also assist us with solicitation efforts; they will not receive any extra compensation for these activities.

Q:  May I access this year’s Proxy Statement and Annual Report via the Internet?

A:  Yes. This Proxy Statement and our 2007 Annual Report, which includes our Form 10-K for Fiscal Year 2007, are available on our website at www.heinz.com. In addition, most shareholders can elect to receive future Proxy Statements and proxy cards, annual reports, and reports on Form 10-K over the Internet instead of receiving paper copies in the mail. Links will be provided to elect this option if you vote over the Internet in accordance with the instructions on your proxy card.

Q:  How do I obtain a copy of the Company’s materials related to corporate governance?

A:  The Company’s Corporate Governance Principles, charters of each standing Board committee, Global Code of Conduct, Global Operating Principles, Supplier Guiding Principles, and other materials related to our corporate governance can be found in the Corporate Governance section of the Company’s website at www.heinz.com under the Investors tab. In addition, this information is available in print free of charge to any shareholder who requests it by contacting the Corporate Secretary at P.O. Box 57, Pittsburgh, Pennsylvania 15230.

Q:  What is a broker non-vote?

A:  Under the rules that govern brokers who have record ownership of shares that they hold in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on routine matters, such as uncontested director elections and ratification of independent registered public accounting firms, but not on non-routine matters, such as shareholder proposals. The amendment of the Amended and Restated Global Stock Purchase Plan to extend the term and authorize additional shares for issuance; the approval of the performance metrics for use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan; the amendment of the Company’s By-Laws and Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to amend or repeal provisions relating to limitation of director liability and director and officer indemnification; the amendment of the Company’s Amended and Restated Articles of Incorporation to reduce the affirmative shareholder vote required to approve certain business combinations with 10% shareholders; and the amendment of the Company’s Amended and Restated Articles of Incorporation to require that each director be elected by a majority of votes cast will be considered “non-routine matters.” Thus, if your shares are held in street name and you do not provide instructions as to how your shares are to be voted on such non-routine matters, your broker or other nominee will not be able to vote your shares in any of these non-routine matters. We urge you to provide instructions to your broker or nominee so that your votes may be counted on these important non-routine matters. You should vote your shares by following the instructions provided on the voting instruction card and returning your proxy card to your broker or bank to ensure that a proxy card is voted on your behalf. Because the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, with respect to uninstructed shares, the broker may turn in a proxy card and vote on routine matters.

Q:  How do abstentions and broker non-votes count for voting purposes?

A:  Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but are not considered to be votes cast. An abstention or broker non-vote will therefore not affect the votes required to approve any of the proposals requiring approval by a majority of votes cast. However, for the proposal requiring approval by 80% of the voting power of the outstanding voting shares, an abstention or broker non-vote will have the same effect as a vote against the proposal.

Q:  What is householding?

A:  Householding is a procedure which permits the Company, with your permission, to send a single set of its annual report and proxy materials to any household at which two or more shareholders reside if the

Company believes they are members of the same family. Each shareholder will continue to receive a separate proxy card for voting and attendance purposes. Householding reduces the volume of duplicate information you receive, as well as the Company’s expenses. A number of brokerage firms and Mellon Investor Services, our transfer agent, have instituted householding. If your family has multiple Heinz accounts, you may have received a householding notification from your broker or the transfer agent. Please contact your broker or the transfer agent directly if you have questions, require additional copies of the Proxy Statement or Annual Report, or wish to revoke your decision to household or to receive multiple statements and reports. These options are available to you at any time. Upon written or oral request to the transfer agent, a separate copy of the Proxy Statement or Annual Report will be sent promptly to any shareholder of record to whom householding applies.

Q:  How do I nominate a director or bring other business before the Annual Meeting?

A:  The Company’s By-Laws prescribe the procedures shareholders must follow to nominate directors or to bring other business before shareholder meetings. To nominate a candidate for director at the Annual Meeting to be held in 2008, your notice of the nomination must be received by the Company between December 12, 2007, and March 12, 2008. The notice must describe various matters regarding the nominee, including name, address, occupation, and shares held. To bring other matters before the 2008 Annual Meeting, notice of your proposal must also be received by the Company within the time limits described above and must meet Company By-Law requirements. In addition, to include a proposal in the Company’s Proxy Statement and proxy for that meeting, your notice and proposal must also comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Copies of the Company’s By-Laws may be obtained free of charge from the Corporate Secretary.

Security Ownership of Certain Principal Shareholders

Set forth below is the name, address, and stock ownership of each person or group of persons known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, based on information provided by the beneficial owner in public filings made with the Securities and Exchange Commission (“SEC”).

	Number of Shares
	of Common Stock	Percent of
Name and Address	Beneficially Owned	Class

Capital Research and Management Company(1) 333 South Hope Street Los Angeles, CA 90071	36,355,700	11%
Trian Fund Management, L.P. and other joint filers(2) 280 Park Avenue New York, NY 10017	18,987,000	5.9%

(1)	Based on a report on Schedule 13G filed with the SEC on February 12, 2007, Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, was deemed to be the beneficial owner of 36,355,700 shares of the Common Stock for which beneficial ownership is disclaimed pursuant to Rule 13d-4, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(2)	Based on a Schedule 13D filed with the SEC on May 23, 2006, as amended, by Trian Fund Management, L.P. (“Trian”), Nelson Peltz and certain other parties, and on Form 4s filed with the SEC by Mr. Peltz and Trian, Trian may be deemed the beneficial owner of (i) 3,000 shares held directly by Mr. Peltz, (ii) 13,252,600 shares owned by funds and accounts managed by Trian, (iii) put-call options relating to 350,000 shares of common stock which are held by funds and accounts managed by Trian that may be exercised by Trian, or sold by the counterparty to Trian, at any time on or prior to July 18, 2008, and (iv) 5,381,400 shares of common stock owned by Sandell Asset Management Corp. and certain of its affiliates who, by reason of an agreement with Trian, may be deemed to be a “group” with Trian for purposes of owning of such shares. Trian may be deemed to share voting and dispositive power with regard to such shares, but disclaims beneficial ownership of such shares for all other purposes. Mr. Peltz disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares.

Security Ownership of Management

The following table sets forth all equity securities of the Company beneficially owned as of April 30, 2007, by each director, director nominee, and executive officer named in the Summary Compensation Table, and all directors, director nominees, and executive officers as a group, being 21 in number. The individuals listed below do not own shares of the Company’s Preferred Stock.

	Shares of
	Common Stock
	Owned	Percent of
Name	(1)(2)(3)(4)(5)	Class(6)

Jeffrey P. Berger	544,012	—
Charles E. Bunch	10,500	—
Leonard S. Coleman, Jr.	13,600	—
John G. Drosdick	3,000	—
Edith E. Holiday	18,346	—
William R. Johnson	4,314,920	1.3
Candace Kendle	14,888	—
David C. Moran	449,871	—
Dean R. O’Hare	13,700	—
Nelson Peltz	18,987,000	5.9
Dennis H. Reilley	3,000	—
D.E.I. Smyth	479,824	—
Lynn C. Swann	10,017	—
Thomas J. Usher	28,447	—
Michael F. Weinstein	3,653	—
Arthur B. Winkleblack	394,246	—
All directors, director nominees, and all executive officers as a group	26,335,670	8.2

(1)	Shares listed in this column include all shares in which the named individuals and all directors, director nominees, and executive officers as a group have a present beneficial economic interest, and also include all shares allocated to the accounts of the named individuals and all directors, director nominees, and executive officers as a group under the Company’s Employees Retirement and Savings Plan (W.R. Johnson, 85,705; A.B. Winkleblack, 3,722; D.C. Moran, 442; J.P. Berger, 27,915; D.E.I. Smyth, 24,615; and all directors, director nominees, and executive officers as a group, 183,685). Each person has both sole voting and sole investment power with respect to the shares listed unless otherwise indicated.

(2)	Shares listed include shares subject to stock options granted under the Company’s stock option plans and exercisable within 60 days following April 30, 2007 (W.R. Johnson, 3,695,946; A.B. Winkleblack, 360,290; D.C. Moran, 433,477; J.P. Berger, 447,480; D.E.I. Smyth, 421,498; and all directors, director nominees, and executive officers as a group, 6,261,397).

(3)	Shares listed for Messrs. Johnson, Winkleblack, Moran, Berger, and Smyth include restricted stock units which vest within 60 days of April 30, 2007 (W.R. Johnson, 5,225; A.B. Winkleblack, 1,589; D.C. Moran, 1,420; J.P. Berger, 1,589; D.E.I. Smyth, 1,076).

(4)	Shares listed for Mr. Usher also include 1,000 shares held by a trust of which Mr. Usher is co-trustee and sole beneficiary.

(5)	Shares listed for Mr. Peltz include (i) 3,000 shares held directly by Mr. Peltz, (ii) 13,252,600 shares owned by funds and accounts managed by Trian, of which Mr. Peltz is a founding partner and Chief Executive Officer, (iii) put-call options relating to 350,000 shares of common stock which are held by funds and accounts managed by Trian that may be exercised by Trian, or sold by the counterparty to Trian, at any time on or prior to July 18, 2008, and (iv) 5,381,400 shares of common stock owned by Sandell Asset Management Corp. and certain of its affiliates who, by reason of an agreement with Trian, may be deemed to be a “group” with Trian for purposes of owning of such shares. Mr. Peltz disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares.

(6)	Percentages of less than one percent are omitted.

CORPORATE GOVERNANCE

Role and Composition of the Board of Directors

The Company’s Board of Directors believes that good corporate governance principles and practices provide a strong framework to assist the Board in fulfilling its responsibilities to shareholders. The Board recognizes the interests of the Company’s shareholders, employees, customers, suppliers, consumers, creditors, and the communities in which it operates, who are all essential to the Company’s success. Accordingly, the Board has adopted corporate governance principles relating to its role, composition, structure, and functions. The Board periodically reviews the principles and other corporate governance matters.

Role of the Board and Management

The Company’s business is conducted by its employees, managers, and officers under the direction of the chief executive officer (“CEO”) and the oversight of the Board. The Board of Directors is elected by the shareholders to oversee management and to ensure that the long-term interests of the shareholders are being served. Directors are expected to fulfill duties of care and loyalty and to act with integrity as they actively conduct Board matters.

As part of its general oversight function, the Board actively reviews and discusses reports by management on the performance of the Company, its strategy, goals, financial objectives, and prospects, as well as issues and risks facing the Company. The Board also selects, evaluates, and determines compensation and succession planning for the CEO and senior management. The Board oversees processes designed to maintain the quality of the Company, including the integrity of the financial statements, the integrity of compliance with laws and ethics, and the integrity of relationships with stakeholders, including shareholders, employees, customers, suppliers, consumers, and the communities in which the Company operates.

Board Membership Qualifications

The Board has the responsibility for nominating director candidates to shareholders and filling vacancies. The Corporate Governance Committee is responsible for recommending candidates to the Board, as well as recommending the selection criteria used in seeking nominees for election to the Board. The Board has adopted the following director nominee selection criteria. Nominees should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all shareholders. Nominees should be selected on the basis of their business and professional experience and qualifications, public service, diversity of background, availability to devote sufficient time to the Board and the needs of the Company in light of the qualifications of the other directors or nominees. Candidates should be persons who have demonstrated leadership in multinational companies or government, finance or accounting, higher education or other fields, or who are able to provide the Company with relevant expertise, industry knowledge or marketing acumen. Nominees should also represent all shareholders rather than special interest groups or any group of shareholders. In determining whether to recommend a director for re-election, the Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contribution to the activities of the Board. The Corporate Governance Committee uses the services of an executive search firm to assist the Company in identifying potential nominees and to participate in the evaluation of candidates for Board membership. Shareholders may suggest nominees for consideration by submitting names of nominees and supporting information to the Corporate Secretary of the Company.

Size of the Board

The Company’s By-Laws establish that the Board shall fix the number of directors from time to time so long as the number so determined shall not be less than three. The Board periodically reviews the appropriate size of the Board. In Fiscal Year 2006, the size of the Board was increased to 12 Board members. All of the 11 non-employee directors meet the New York Stock Exchange (“NYSE”) definition of independence and the Company’s Director Independence Standards.

Chairman and CEO

The Chairman and the CEO are selected by the Board. The Board determines whether the role of Chairman and CEO should be separate or combined based upon its judgment as to the most appropriate structure for the Company at a given point in time.

Presiding Director

The Chairman of the Corporate Governance Committee, Thomas J. Usher, is the Presiding Director. In that role, Mr. Usher presides over all executive sessions of the independent directors, acts as principal liaison between the Chairman of the Board and the independent directors, interviews Board candidates, recommends membership of Board committees to the Board, makes recommendations about retention of consultants to the Board, is the contact director for shareholders, leads the Board and committee evaluation process, and is involved in communicating any sensitive issues to the directors.

Independence

All directors, including all of the director nominees other than the Company’s CEO, are independent directors who meet the NYSE independence requirements and the Company’s Director Independence Standards.

Ethics and Conflicts of Interest

The Board expects its directors, as well as the Company’s officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Global Code of Conduct. The Board will not permit any waiver of any ethics policy for any director or executive officer. The Board will resolve any conflict of interest question involving a director, the CEO, or a member of the Office of the Chairman, and the CEO will resolve any conflict of interest issue involving any other officer of the Company. The Global Code of Conduct is available at www.heinz.com.

Stock Ownership

In order to align the interests of directors with shareholders, non-management directors are required to own 10,000 shares of Company stock within five years of a director’s election to the Board.

Retirement and Resignation

No director may stand for re-election after attaining age 72, except for any director who was serving on the Board as of June 12, 1996. Should a director’s principal occupation or business association change substantially during his or her tenure as a director, that director shall tender his or her resignation for consideration by the Chairman of the Board and the Corporate Governance Committee. The Chairman and the Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation offer. Any director who is a full-time employee of the Company shall offer to resign from the Board at the time of his or her retirement, resignation, or removal from full-time employment.

Term Limits

The Board does not believe that it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of directors who over time have developed increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Corporate Governance Committee periodically reviews director contributions to the Board and has instituted a mandatory retirement age (as described above).

BOARD COMMITTEES

Number and Responsibilities of Committees

The current five committees of the Board are Audit, Management Development and Compensation, Corporate Governance, Corporate Social Responsibility, and Executive. The membership of the first four committees is required to consist entirely of independent directors, based on the NYSE’s requirements and the Company’s Director Independence Standards. The Executive Committee is comprised of the Chairman and CEO of the Company and the chair of each of the first four committees. The Board may form new committees, disband an existing committee, and delegate additional responsibilities to a committee. The responsibilities of the committees are set forth in written charters, which are reviewed periodically by the committees, the Corporate Governance Committee and the Board, and are available on the Company website at www.heinz.com. The charters of the Audit, Management Development and Compensation, Corporate Social Responsibility, and Corporate Governance Committees are attached hereto as Appendices C, D, E, and F, respectively.

Assignment, Rotation and Removal of Committee Members

Members are appointed to committees by the Board of Directors upon recommendation of the Corporate Governance Committee. Committee assignments are based on a director’s business and professional experience, qualifications, and public service. The need for continuity, subject matter expertise, and tenure, and the desires of the individual Board members are also considered. Consideration will be given to rotating committee members from time to time if rotation is likely to improve committee performance or facilitate the work of the committee. Directors generally serve on a working committee for approximately five to seven years before rotating. A committee member may be removed by a majority vote of the independent directors of the full Board.

Committee Meetings

The chair of each committee, in consultation with committee members and in compliance with the committee’s charter requirements, determines the frequency of committee meetings and develops meeting agendas. The full Board is apprised of matters addressed by the committees in their meetings.

Committee Chairs

The chair of each committee rotates periodically. It is currently anticipated that chairs will serve for a period of four to eight years unless otherwise agreed to by the Chairman of the Board and the chair of the Corporate Governance Committee.

BOARD OPERATIONS

Board Meetings

Regular meetings of the Board are held six times per year and typically extend over two days. Once a year the Board attends a strategic planning session that normally extends over three days. The Board may hold additional meetings, including by teleconference or other electronic means, as needed, to discharge its responsibilities. The Chairman of the Board, in consultation with other Board members, establishes the agenda for each Board meeting. Each Board member may suggest items for inclusion on the agenda.

Executive Sessions and Presiding Director

The non-management directors of the Board meet in regularly scheduled executive sessions at each Board meeting. The chair of the Corporate Governance Committee is the presiding director and chairs the executive sessions for non-management directors.

Board Materials

Information and data that is important to the business to be considered at a Board or committee meeting is distributed in advance of the meeting, to the extent possible.

Board Assessment

The Board annually assesses the effectiveness of the Board and its committees.

Management Evaluation, Succession, and Compensation

The performance of the CEO is evaluated annually by the Management Development and Compensation Committee, in consultation with the full Board, based upon objective criteria, including the performance of the business and the accomplishment of goals and strategic objectives. This committee also makes recommendations to the Board with respect to CEO succession. The CEO reviews management succession planning and development with the full Board of Directors on an annual basis. The Management Development and Compensation Committee evaluates performance in setting CEO and senior executive officer salary, bonus, and other incentive and equity compensation.

Board Compensation

The Board periodically reviews director compensation based upon benchmarking information of peer group companies. The Corporate Governance Committee is responsible for recommending any changes in Board compensation. In discharging this duty, the committee is guided by the following considerations: compensation should fairly pay directors for work required for a company of Heinz’s size and scope; compensation should align directors’ interests with the long-term interests of shareholders; and the structure of compensation should be transparent and understandable.

Board Access to Management and Independent Advisors

Members of the Board have free access to the employees of the Company, and committees have the authority to retain such outside advisors as they determine appropriate to assist in the performance of their functions. Additionally, members of the Board periodically visit Company facilities.

Approval of Goals and Strategic and Financial Objectives

The overall strategy of the Company is reviewed and approved periodically at Board meetings. In addition, the Board conducts an annual strategic planning session at which the Company strategy is assessed.

Orientation and Education

The Board and the Company provide orientation for new directors on the Company’s corporate structure and organization, business units, strategic plan, significant accounting and risk-management issues, governance policies, and Global Code of Conduct. In addition, on an ongoing basis, directors participate in educational programs and/or seminars.

Communication with Management and Directors

The response to any shareholder proposal is the responsibility of management subject to oversight by the appropriate Board committee. The Board is apprised of shareholder proposals and the Company’s response to such proposals.

Shareholders and other interested parties may contact the outside directors via the Corporate Secretary of the Company at P.O. Box 57, Pittsburgh, Pennsylvania 15230, or via facsimile at (412) 456-7868.

Disclosure and Review of Corporate Governance Principles

The Company’s Corporate Governance Principles and all Board committee charters are available on the Company’s website at www.heinz.com and are also available in print to any shareholder upon request. The Corporate Governance Committee reviews these Corporate Governance Principles periodically, and reports the results of this review to the full Board.

Director Independence Standards

Pursuant to NYSE listing standards, the Board of Directors has adopted a formal set of Director Independence Standards (the “Standards”) with respect to the determination of director independence. In accordance with the Standards, an independent director must be determined to have no material relationship with the Company other than as a director. The Standards specify the criteria by which the independence of the directors will be determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The Standards prohibit the Audit Committee members from receiving compensation from the Company, other than as a director or under a retirement plan, and from being an affiliated person as defined by the SEC. The Standards also prohibit Management Development and Compensation Committee members from serving if they have ever been a Company officer or if they have any direct or indirect material interest in a transaction that must be disclosed under SEC Regulation S-K Item 404(a).

The Board has determined that every director, with the exception of Mr. Johnson, is independent under these Standards.

The full text of the Standards is attached as Appendix G to this Proxy Statement. The Standards are also posted on the Company website at www.heinz.com.

Policies on Business Ethics and Conduct

All Company employees and directors, including the CEO, the Chief Financial Officer, and the Principal Accounting Officer, are required to abide by the Company’s long-standing Global Code of Conduct to ensure that the Company’s business is conducted in a consistently legal and ethical manner. The Global Code of Conduct forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. The Company’s policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of the Company’s business.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Global Code of Conduct. The Audit Committee has established a policy and procedure to receive, retain, and treat complaints regarding accounting, internal accounting controls, or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting, internal accounting control, or audit matters, including a toll-free ethics and compliance hotline.

The full text of the Global Code of Conduct is published on the Company website at www.heinz.com, and is available in print to any shareholder upon request.

Related Person Transaction Policy

The Related Person Transaction Policy of the Board ensures that the Company’s transactions with certain persons are not inconsistent with the best interests of the Company. A “Related Person Transaction” is a transaction with the Company in an amount exceeding $120,000 in which a Related Person has a direct or indirect material interest. A Related Person includes the executive officers, directors, and five percent shareholders of the Company, and any immediate family member of such a person. Under the Related Person Transaction Policy, Company management screens for any potential Related Person Transactions, primarily through the annual circulation of a Directors and Officers Questionnaire (“D&O Questionnaire”) to each member of the Board of Directors and each officer of the Company that is a reporting person under Section 16 of the Securities Act of 1934. The D&O Questionnaire contains questions intended to identify Related Persons and transactions between the Company and Related Persons. If Company management identifies a Related Person Transaction, such transaction is brought to the attention of the Corporate Governance Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances.

Capital Guardian Trust Company, an affiliate of Capital Research and Management Company, which is a greater than five percent shareholder of the Company, has been managing the international equity portion of the H. J. Heinz Company Employees’ Retirement System Master Trust. During Fiscal Year 2007, Capital Guardian Trust Company earned approximately $440,000 in fees for such management services.

Board of Directors and Committees of the Board

Fiscal Year 2007 Meetings

Management
			Development and				Corporate		Corporate Social
Name	Board		Compensation		Audit		Governance		Responsibility		Executive

William R. Johnson	X	*									X	*

Charles E. Bunch	X		X	*	X						X

Leonard S. Coleman, Jr.	X				X		X		X	*	X

John G. Drosdick	X				X				X

Edith E. Holiday	X		X				X

Candace Kendle	X				X		X

Dean R. O’Hare	X		X		X	*			X		X

Nelson Peltz	X						X		X

Dennis H. Reilley	X		X				X

Lynn C. Swann	X						X		X

Thomas J. Usher	X		X				X	*	X		X

Michael F. Weinstein	X		X		X

Number of Meetings in Fiscal Year 2007	16		7		13		8		3		0

X Member
* Chairperson

Committee Duties and Responsibilities

Management Development and Compensation Committee

•	Recommends to the Board candidates for CEO of the Company and the election of executive officers who report directly to the CEO.
•	Develops and oversees the processes to set objectives, evaluate performance, and determine compensation and overall compensation policy for the CEO and his direct reports. The Committee formally solicits the opinions of non-Committee Board members.
•	Reviews annually the succession plan of the CEO and other executive officers as part of a talent review in which all Board members participate.
•	Makes recommendations to the Board with respect to the structure of overall incentive compensation and equity-based plans applicable to executive officers or other employees and administers such plans.
•	Selects and retains outside consultants to review and recommend appropriate types and levels of executive compensation, with the sole authority to approve consultant fees and other retention terms. Terminates such consultants as necessary.
•	Prepares the report of the Management Development and Compensation Committee for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.
•	Evaluates the Committee’s performance annually.
Audit Committee

•	Oversees management’s establishment and maintenance of processes to provide for the reliability and integrity of the accounting policies, financial statements, and financial reporting and disclosure practices of the Company.
•	Oversees management’s establishment and maintenance of processes to provide for an adequate system of internal control over financial reporting at the Company and assists with the oversight by the Board of Directors and the Corporate Governance Committee of the Company’s compliance with applicable laws and regulations.
•	Oversees management’s establishment and maintenance of processes to provide for compliance with the Company’s financial policies.
•	Oversees the independence of the independent registered public accounting firm and the qualifications and effectiveness of both the independent registered public accounting firm and the internal auditors.
•	Prepares the report of the Audit Committee for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations.
•	Appoints, retains, and reviews the performance of the independent registered public accounting firm.
•	Evaluates the Committee’s performance annually.
Corporate Governance Committee

•	Monitors compliance with the Company’s Global Code of Conduct and all applicable laws and regulations.
•	Notifies the Audit Committee of any matters regarding accounting, internal control, or audit matters of which the Committee has become aware as a result of monitoring the Company’s compliance efforts.
•	Annually reviews the Company’s Corporate Governance Principles and recommends changes to these Principles.
•	Identifies qualified candidates to serve on the Board, including candidates recommended by shareholders, and reviews Board candidate qualifications, selection criteria, and any potential conflicts with the Company’s interests.

•	Recommends to the Board candidates for election or re-election to the Board at each Annual Meeting of Shareholders of the Company or to fill vacancies, and reviews the independence of current directors and nominees.
•	Recommends to the Board whether to accept or reject any resignation tendered by a Board member who received a greater number of votes “withheld” from his or her election than “for” such election in an uncontested election of directors.
•	Recommends to the Board candidates for appointment to or removal from Board committees and considers rotating members or chairs of various Board committees.
•	Provides orientation for new directors and continuing education for all directors.
•	Assesses the reporting channels through which the Board receives information and the quality and timeliness of information received on a periodic basis.
•	Makes recommendations to the Board concerning changes in non-employee director compensation.
•	Periodically reviews all Committee charters and recommends changes for Board approval.
•	Reviews management’s responses to shareholder proposals concerning corporate governance issues.
•	Assesses the Board’s performance and the Committee’s performance on an annual basis.
Corporate Social Responsibility Committee

•	Monitors issues and practices relating to the Company’s global social accountability, Global Operating Principles, Supplier Operating Guidelines, and human rights matters, and oversees publication of the Company’s Corporate Social Responsibility Report.
•	Reviews employment issues, equal employment opportunity matters, diversity initiatives, environmental matters, and workplace health and safety.
•	Reviews issues relating to food safety and security, nutrition, biotechnology, and food packaging regulations.
•	Reviews significant lawsuits, investigations by governmental entities, and other significant legal matters involving the Company or one of its affiliates that could affect the Company’s performance, business activities, or reputation.
•	Monitors programs and activities aimed at enhancing the Company’s global communications, crisis management, media relations, and community relations.
•	Oversees the H. J. Heinz Company Foundation and other charitable efforts of the Company and its affiliates.
•	Oversees the H. J. Heinz Company Political Action Committee and any political lobbying activity of the Company and its affiliates.
•	Reviews and makes recommendations to the Board regarding shareholder proposals submitted for inclusion in the Company’s annual proxy materials that relate to social responsibility issues.
•	Evaluates the Committee’s performance annually.
Executive Committee

•	Is comprised of the Chairman of the Board and the chairs of each of the other committees.
•	May exercise all powers of the Board except as limited by resolutions of the Board or by law; however, it is the general intention that all substantive matters be brought before the full Board.

Each incumbent director of the Company attended more than 75% of the aggregate number of meetings of the Board and committees on which the director served. As a general matter, all

Board members are expected to attend the Annual Meeting. At the Company’s 2006 Annual Meeting, all members of the Board were present.

Director Compensation Table (Fiscal Year 2007)

[TO BE INCLUDED IN DEFINITIVE PROXY STATEMENT]

Report of the Audit Committee

The primary role of the Audit Committee is to oversee the Company’s processes to provide for the reliability and integrity of the accounting policies, financial statements, and financial reporting and disclosure practices of the Company. The Audit Committee oversees management’s establishment and maintenance of an adequate system of internal control over financial reporting. The Audit Committee retains the Company’s independent registered public accounting firm and oversees their independence and oversees the qualifications and effectiveness of both the independent registered public accounting firm and internal auditors. Management has primary responsibility for the financial reporting process, including the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board.

In the performance of its oversight function and its duties, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent registered public accounting firm the letter required by Independence Standards Board Standard No. 1 relating to independence from the Company, has discussed with the independent registered public accounting firm the auditors’ independence, and has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee has discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plan for their respective audits. The Audit Committee meets separately with both the internal auditors and independent registered public accounting firm, without management present, to discuss the results of their examinations, their audits of the Company’s financial statements and internal controls over financial reporting, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s 2007 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended May 2, 2007, for filing with the Securities and Exchange Commission (“SEC”). In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

The Board of Directors has determined that all members of the Audit Committee are “independent,” as defined by the Company’s Director Independence Standards, the current rules of The New York Stock Exchange (“NYSE”), and the SEC’s rules that implement certain provisions of the Sarbanes-Oxley Act of 2002. The Board of Directors has also determined that Mr. O’Hare is an “Audit Committee financial expert” as defined in the SEC’s rules. Consistent with the Audit Committee Charter, no member of the Audit Committee serves simultaneously on the audit committees of more than two other public companies.

Upon the Audit Committee’s recommendation, the Board has adopted a revised Audit Committee Charter, which is attached to this proxy statement as Appendix C.

Dean R. O’Hare, Chair	John G. Drosdick
Charles E. Bunch	Candace Kendle
Leonard S. Coleman, Jr.	Michael F. Weinstein

Relationship with Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has been the independent registered public accounting firm and has audited the consolidated financial statements of the Company since 1979. In addition to performing the audit of the Company’s consolidated financial statements, PricewaterhouseCoopers provided various audit-related and tax services during Fiscal Year 2007. The aggregate fees billed for each of the past two fiscal years for each of the following categories of services are set forth below:

	Fiscal Year	Fiscal Year
	2007	2006
	(Dollars in thousands)

Audit Fees	$8,943	$8,707
Audit-Related Fees	261	283
Tax Fees
Tax Compliance	650	1,771
Other Tax Services	651	1,276
All Other Fees	0	0
Total Fees	$10,505	$12,037

Audit fees relate to professional services rendered for the integrated audit of the consolidated financial statements of the Company and of the Company’s internal controls over financial reporting, audits of the financial statements of certain subsidiaries and certain statutory audits, the issuance of consents, and assistance with review of documents filed with the SEC.

Audit-related fees relate primarily to audits of employee benefit plans and other attestation services.

Tax compliance services consist of fees related to the preparation of tax returns. Other tax services consist of fees related to tax planning regarding domestic and international taxes.

The Audit Committee prohibits the Company or any of its affiliates from receiving services by the Company’s independent registered public accounting firm that could be considered to have an impact on independence and services prohibited by the Sarbanes-Oxley Act of 2002 and SEC regulations.

In accordance with Audit Committee policy and legal requirements, all services to be provided by the independent registered public accounting firm in a category are pre-approved by the Audit Committee prior to engagement. The pre-approved services are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. If necessary, the Chair of the Audit Committee has been delegated authority to pre-approve additional services and then communicate these additional pre-approvals to the Audit Committee.

Matters to Be Acted Upon

1. Election of Directors
(Item 1 on proxy card)

You will have the opportunity to elect our entire Board of Directors, currently consisting of 12 members, at the Annual Meeting. Each of our directors is elected annually and serves until the next Annual Meeting of Shareholders or until a successor is elected or qualified.

The Board of Directors has nominated the following 12 nominees for election as directors at the Annual Meeting. If any of the nominees become unable or unwilling to serve, the proxies will be voted for the election of such other person as may be designated by the Board of Directors.

The 12 nominees who receive the highest number of votes at the Annual Meeting will be elected, subject to the Board majority voting policy, which requires that any nominee who receives a greater number of votes “withheld” from his or her election than “for” such election shall promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote. The Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation offer or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of certification of the election results. The director who tenders his or her resignation will not participate in the decisions of the Corporate Governance Committee with respect to his or her own resignation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

WILLIAM R. JOHNSON Age 58	Director since 1993
Chairman, President and Chief Executive Officer of Heinz (2000-present); President and Chief Executive Officer of Heinz (1998-2000)

CHARLES E. BUNCH Age 58	Director since 2003
Chairman and Chief Executive Officer of PPG Industries, Inc. (coatings, sealants, and glass products) (2005-present); President and Chief Executive Officer of PPG Industries, Inc. (2005); President and Chief Operating Officer of PPG Industries, Inc. (2002-2005); Executive Vice President-Coatings Sector of PPG Industries, Inc. (2000- 2002); Senior Vice President of Planning, Corporate Services, and M&A of PPG Industries, Inc. (1997-2000); also serves as a director of PNC Financial Services

LEONARD S. COLEMAN, JR. Age 58	Director since 1998
Former President of the National League of Professional Baseball Clubs (1994-1999); also serves as a director of Omnicom Group Inc., Avis Budget Group, Inc., Electronic Arts Inc., and Churchill Downs Incorporated

JOHN G. DROSDICK Age 63	Director since 2005
Chairman, President, and Chief Executive Officer of Sunoco, Inc. (petroleum and petrochemical products) (2000-present); also serves as a director of United States Steel Corporation and Sunoco Logistics Partners, LLC, the general partner of Sunoco Logistics Partners L.P.

EDITH E. HOLIDAY Age 55	Director since 1994
Attorney; Operating Trustee of TWE Holdings Trust II (2002-present) and President, Secretary and Treasurer of Comcast TW Holdings, Inc. (manage and dispose of property for the benefit of Comcast Corporation) (2006-present); Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel of the United States Department of the Treasury (1989-1990); also serves as a director of Hess Corporation, RTI International Metals, Inc., Canadian National Railway Company, and White Mountains Insurance Group, Ltd., and a director or trustee of various investment companies in the Franklin Templeton group of mutual funds

CANDACE KENDLE Age 60	Director since 1998
Chairman and Chief Executive Officer of Kendle International, Inc. (contract research organization) (1981-present)

DEAN R. O’HARE Age 65	Director since 2000
Former Chairman and Chief Executive Officer of The Chubb Corporation (insurance) (1988 until his retirement in November 2002); also serves as a director of AGL Resources, Inc. and Fluor Corporation

NELSON PELTZ Age 65	Director since 2006
CEO and founding partner of Trian Fund Management, L.P. (management company for various investment funds and accounts) (2005-present); Chairman of Triarc Companies, Inc. (holding company that owns Arby’s Restaurant Group, Inc.) (1993-present); CEO of Triarc Companies, Inc. (1993-2007); Chairman and CEO of Triangle Industries, Inc. (packaging company) (1983-1988); also serves as a director of Deerfield Triarc Capital Corporation

DENNIS H. REILLEY Age 54	Director since 2005
Chairman of Praxair (industrial gases) (2000-2007); CEO of Praxair (2000-2006); Executive Vice President and Chief Operating Officer of E.I. DuPont de Nemours & Co. (responsible for pigments and chemicals, specialty polymers, nylon and polyester businesses) (1997-2000); also serves as a director of Marathon Oil Company

LYNN C. SWANN Age 55	Director since 2003
President, Swann, Inc. (marketing and consulting) (1976-present); Chairman of President’s Council on Physical Fitness and Sports (2002-2005); football and sports broadcaster, ABC Sports (1976-2006)

THOMAS J. USHER Age 64	Director since 2000
Chairman of Marathon Oil Company (oil and natural gas) (2002-present); Retired Chairman of United States Steel Corporation (2004 until his retirement in 2006); Chairman and Chief Executive Officer of United States Steel Corporation (2002-2004); Chairman of the Board and Chief Executive Officer of USX Corporation (1995-2001); also serves as a director of The PNC Financial Services Group, Inc. and PPG Industries, Inc.

MICHAEL F. WEINSTEIN Age 58	Director since 2006
Chairman and co-founder of INOV8 Beverage Company LLC (marketer and developer of beverage products and concepts) (2005-present); President of Liquid Logic Consulting (private beverage consulting company) (2004); President, Global Innovation and Business Development for Cadbury Schweppes plc (confectionary and beverage company) (2002-2003)

2. Ratification of Auditors
(Item 2 on proxy card)

PricewaterhouseCoopers LLP has been the Company’s registered public accounting firm since 1979. The Audit Committee recommended to the Board to recommend that the shareholders ratify the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for Fiscal Year 2008.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for Fiscal Year 2008.

A representative of PricewaterhouseCoopers LLP is expected to be at the Annual Meeting and will have an opportunity to make a statement and respond to questions.

3. Approval of Amendment and Extension of H. J. Heinz Company Amended and Restated Global Stock Purchase Plan
(Item 3 on proxy card)

On October 14, 1998, the Board of Directors adopted the H. J. Heinz Company Global Stock Purchase Plan (the “Plan”), which was approved by the shareholders at the Annual Meeting on September 8, 1999 and amended and restated by the Board as of February 15, 2006. The Plan expires by its terms on September 14, 2009.

The Board believes that the increase in the number of shares authorized for issuance under the Plan to 5,000,000 and the extension of the Plan to September 14, 2014, are in the best interests of the Company since the Plan aligns Employees’ interests with those of shareholders.

The Plan currently authorizes the issuance and the purchase by employees of up to 3,000,000 shares of Heinz Common Stock through payroll deductions. In recent years, the Plan has issued an average of approximately 350,000 shares per year, and at such rate, the number of authorized shares would be exhausted before the Plan’s termination date. Therefore, the Board is recommending that the Plan term be extended to September 14, 2014, and that the number of authorized shares be increased to 5,000,000. The following summary of the Plan is qualified by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A. All capitalized or quoted terms have the meanings set forth in the Plan.

Eligibility. Generally, all regularly employed Employees are eligible to participate in the Plan, although the Company may exclude part-time Employees. Although the Plan does not currently qualify under Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company also may impose other eligibility requirements consistent with Code Section 423(b). In certain international locations, local tax or exchange control regulations make certain features of the Plan impracticable. The Plan authorizes the grant of options and issuance of Common Stock to Employees participating in a sub-plan, which is not designed to qualify under Section 423, to achieve desired tax or other objectives in particular locations outside the U.S. There is currently one sub-plan that covers Employees in any European Union Member State or European Economic Area.

Administration. The Plan is administered by the Management Development and Compensation Committee (the “Committee”) of the Board of Directors. The Committee is authorized to establish rules for the administration of the Plan, to interpret the Plan and to supervise its administration, to make determinations about Plan entitlements, to adopt sub-plans and to take other actions consistent with the delegation from the Board.

Participation. Employees enroll in the Plan by completing a payroll deduction form. The maximum payroll deduction allowed is generally 15% of an Employee’s pay. Pay is an Employee’s base cash pay, plus bonus, with any modifications determined by the Committee. No employee is allowed to buy more than $25,000 of Common Stock in any year, based on the Fair Market Value at the end of the Purchase Period in which the shares are purchased. An Employee may discontinue participation in the Plan at any time. An Employee’s eligibility to participate in the Plan ends at termination of employment.

Offering. The Committee implements the Plan by establishing Purchase Periods that may be three months, six months or other periods as determined by the Committee; provided that such purchase periods shall not exceed 27 months. The Plan is implemented at different dates in different countries. If amended, the Plan will terminate September 14, 2014.

Purchase Price. Employees who choose to participate in the Plan receive an option to acquire Common Stock at a discount. Under the option, the purchase price of Common Stock is the Designated Percentage (not less than 85%) of the Fair Market Value on the last day of the Purchase Period. The Fair Market Value is the closing price on the NYSE.

Purchase of Stock. At the end of a Purchase Period, a Participant’s option will be exercised automatically to purchase the number of shares of Common Stock that the Employee’s accumulated payroll deductions will buy at the Purchase Price.

Payment and Delivery.  On the exercise of an option on the Purchase Date, the Company delivers to the Participant a record of the Common Stock purchased. The Committee may require that shares be held on deposit with a particular broker or agent.

Recapitalization.  In the event any change is made in the Company’s capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without the Company’s receipt of consideration, appropriate adjustments will be made to the shares available in the Plan, the maximum number of shares and the price of the option.

Transferability.  Options under the Plan cannot be voluntarily or involuntarily assigned. The shares of Common Stock acquired under the Plan are freely transferable, except as otherwise determined by the Committee.

Amendment and Termination. The Board of Directors may amend the Plan, except that no amendment may, without the approval of shareholders: (i) increase the number of shares authorized under the Plan, (ii) materially modify the eligibility requirements for participation in the Plan, (iii) reduce the Designated Percentage below 85%, or (iv) extend the term of the Plan beyond September 14, 2014.

U.S. Federal Income Tax Consequences. Employees generally have tax consequences associated with participation in the Plan. In the Participant’s calendar year in which each Purchase Period ends, a Participant will recognize ordinary income equal to the excess of the

Fair Market Value of the shares of Common Stock purchased on the last day of the Purchase Period over the Purchase Price paid by the Participant for such shares of Common Stock. When the shares are later disposed of by the Participant, the Participant must recognize the difference between the sales price for such shares and the Participant’s tax basis in the shares as capital gain or loss.

The amount of ordinary income recognized by a Participant is added to the Purchase Price paid by the Participant, and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares. Capital gain or loss will be short-term or long-term capital gain or loss depending on whether the holding period is 12 months or less, or more than 12 months.

Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 15% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 35%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 15% for net capital gains and 35% for ordinary income.

The Company is entitled to tax deductions in the U.S. for shares issued under the Plan to the extent of the amount of ordinary income includible in income by each Participant for the taxable year. The Plan will not meet the requirements in Code Section 162(m) which means that there may be no Company tax deductions for shares purchased by the Company’s executive officers named in the Summary Compensation Table.

The foregoing is only a summary of the federal income tax consequences of Plan transactions, and is based upon federal income tax laws in effect on the date of this Proxy Statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax laws of any municipality, state, or foreign country to which the grantee may be subject.

The Board of Directors believes that approval of the amendments to the Plan is in the Company’s best interests since the Plan, as amended, will align employee’s interests with those of shareholders.

The Board of Directors unanimously recommends a vote “FOR” this Proposal.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. An abstention or broker non-vote is not a vote cast and will not affect the number of votes required to approve the proposal.

4. Approval of Performance Metrics for Use under the Amended and Restated Fiscal Year 2003 Stock Incentive Plan
(Item 4 on proxy card)

Shareholders are being asked to approve performance metrics identified below in the H. J. Heinz Company Amended and Restated Fiscal Year 2003 Stock Incentive Plan, which was approved by the shareholders in September 2002, amended by the Board of Directors of the Company as of May 17, 2005 and as amended and restated by the Board of Directors on June 14, 2007 (the “2003 Plan”). These metrics are the same measures originally approved by the shareholders in 2002. Regulations under the Code require that performance metrics be reapproved every five years. The 2003 Plan provides for the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance-based cash awards. Performance-based awards are earned by achievement of performance metrics selected from the alternative metrics set forth in the 2003 Plan.

The performance metrics identified for use under the 2003 Plan are: revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; ability to execute against customer service goals; and innovation as measured by a percentage of sales from new products. Performance measures may be applied by excluding the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles.

The Board of Directors has concluded that the approval of the performance metrics for use in the 2003 Plan is in the best interests of the Company and its shareholders. The Board of Directors believes that the Company’s long-term success is dependent upon its ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. Approval of the performance metrics by the Company’s shareholders exempts the compensation paid as performance-based awards under the 2003 Plan from possible limitations on the Company’s deduction of those awards for federal income tax purposes.

For your information, a general description of the principal terms of the 2003 Plan is set forth below, including the performance metrics applicable to performance-based compensation under the heading “Performance Measures.” However, the summary does not purport to be a complete description of all of the provisions of the 2003 Plan. This description is qualified in its entirety by the terms of the 2003 Plan, including the performance metrics as proposed to be adopted, which is attached to this Proxy Statement as Appendix B.

General Description

The Board of Directors adopted the 2003 Plan on July 10, 2002, and the Plan was approved by the shareholders at the Annual Meeting on September 12, 2002. The number of shares was adjusted to reflect a stock distribution made in connection with the spin-off of certain businesses to Del Monte Corporation on December 20, 2002. In 2002, the Company initially reserved an aggregate of 17,000,000 additional shares of Common Stock for issuance under the 2003 Plan. This amount represented approximately 4.8% of the Company’s Common Stock issued and outstanding as of July 17, 2002. The maximum number of shares of Common Stock that may be delivered to participants under the 2003 Plan equals the sum of:

•	The 18,869,000 shares of Common Stock (as adjusted due to the spinoff of certain businesses to Del Monte Corporation in 2002);

•	Any shares subject to awards granted under the 2003 Plan which are forfeited, expired, canceled or settled in cash without delivery of such shares to the participant; and

•	Any shares tendered by participants or withheld in payment of the exercise price of options or to satisfy withholding taxes.

•	As of May 2, 2007, there were 14,068,561 shares of Common Stock remaining available for issuance under the Plan.

In any given 36-month period, an individual participant under the 2003 Plan may not receive more than: (i) 3,000,000 shares underlying options and stock appreciation rights, (ii) 1,000,000 shares underlying any other stock-based awards, and (iii) $10,000,000 for cash awards intended to be performance-based awards under Code Section 162(m), subject to certain limitations. Furthermore, the aggregate number of shares that may be issued as incentive stock options to all participants under the 2003 Plan is 9,989,558 shares, and no more than 50% of the aggregate share reserve may be issued under awards other than options and stock appreciation rights.

Purpose. The purpose of the 2003 Plan is to provide the Company’s employees, directors and other participants (the “participants”) selected by the Management Development and Compensation Committee of the Board of Directors (the “Committee”) with an incentive, through ownership of shares of Common Stock and awards of annual incentive compensation that satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code, to continue in the Company’s service and help the Company to compete effectively with other enterprises for the services of qualified individuals. The awards granted under the 2003 Plan are intended to increase participants’ value to the Company by further aligning the interests of the participants with the interests of the Company’s shareholders and to motivate the participants to achieve long-range goals.

Administration. The 2003 Plan is administered by the Committee. The Committee is comprised solely of three or more directors who are “independent” as defined by the New York Stock Exchange, are “outside directors” as defined under Code Section 162(m) and its applicable regulations, and are “non-employee directors” as defined by the Securities Exchange Act of 1934. Except to the extent prohibited by applicable law or the rules of the applicable stock exchange, the Committee may allocate or delegate all or any portion of its responsibilities and powers to any one or more of its members, the CEO or a committee of Company officers, except with respect to awards to any officers or persons subject to Section 16 of the Exchange Act.

The 2003 Plan authorizes the Committee to select those participants to whom awards may be granted, to determine whether and to what extent awards are granted, to determine the number of shares of Common Stock or other consideration to be covered by each award, to determine the terms and conditions of awards, to amend the terms of outstanding awards, and to take any other action consistent with the terms of the 2003 Plan as the Committee deems appropriate.

Eligibility. Awards may be granted to employees of the Company and its subsidiaries, directors and other participants selected by the Committee. There are currently 11 non-employee directors. A limited number of non-employee and non-director participants have been selected by the Committee to receive awards since 2002.

Section 162(m). The maximum number of shares with respect to which options or stock appreciation rights may be granted to an individual participant in any 36-month period is 3,000,000 shares. To the extent required by Code Section 162(m) or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the canceled award continues to count against the maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant.

Terms and Conditions of Awards. The Committee is authorized to award any type of award to a participant that is consistent with the provisions of the 2003 Plan. Awards may consist of options, stock appreciation rights, restricted stock, restricted stock units, performance shares, cash awards, or any combination of these types of awards. Subject to the terms of the 2003 Plan, the Committee determines the provisions, terms, and conditions of each award.

The Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company’s favor. However, the awards may be accelerated such that they are fully vested, exercisable, and released from any restrictions or contingencies under the following circumstances: (i) options and stock appreciation rights will become fully exercisable upon the participant’s death or disability, the occurrence of a change in control (as defined in the 2003 Plan) if such option or stock appreciation right is not assumed, substituted, or replaced, or, if it is assumed, substituted, or replaced, or the change in control does not involve a successor company, upon a qualifying termination of employment within 24 months of the occurrence of a change in control, or under other circumstances as determined by the Committee in its discretion; (ii) restricted stock or restricted stock units that vest upon completion of a specific period of service without achievement of performance objectives will be fully vested and released from restrictions and contingencies, to the extent permitted by the Committee as set forth in award agreements, upon the participant’s death, disability, or involuntary termination without cause, or, with certain exceptions, the occurrence of a change in control if such restricted stock or restricted stock unit is not assumed, substituted, or replaced, or, if it is assumed, substituted or replaced, or the change in control does not involve a successor company, upon a qualifying termination of employment within 24 months of the occurrence of a change in control; and (iii) a pro-rata portion of performance shares and cash-based performance awards will become payable, to the extent earned, upon the occurrence of a change in control.

The Committee may provide that stock-based awards earn dividends or dividend equivalents, which may be paid in cash or shares or credited to an account designated in the name of the participants. Participants may be required or permitted to defer the issuance of shares or cash settlements under awards.

Each option granted under the 2003 Plan is designated as either an incentive stock option or a non-statutory stock option. No option or stock appreciation right may be granted with a term in excess of ten years from the date of grant. Since Fiscal Year 2006, the Company has only granted options with seven-year terms.

Performance shares or cash awards are conditioned on the achievement of performance goals based on one or more performance measures determined by the Committee over a performance period as prescribed by the Committee of not less than one year. Performance goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

Performance Measures. “Performance measures” means criteria established by the Committee relating to any of the following: revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre-or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; ability to execute against customer service goals; and innovation as measured by a percentage of sales from new products. Performance measures may be applied by excluding the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles.

Exercise Price. The 2003 Plan authorizes the Committee to grant options and stock appreciation rights at an exercise price of not less than 100% of the fair market value of the shares on the date of grant. The exercise price is generally payable in cash, check, surrender of pre-owned shares of Common Stock, broker-dealer exercise and sale, or by such other means determined by the Committee.

Option Repricing Prohibited. The exercise price for any outstanding option or stock appreciation right may not be decreased after the date of grant, nor may any outstanding option or stock appreciation right be surrendered as consideration for the grant of a new option or stock appreciation right with a lower exercise price.

Termination of Employment. An option or stock appreciation right may not be exercised after the expiration date of such award, except in limited circumstances involving non-statutory options and stock appreciation rights exercised after the death or disability of a participant. For five years from the date of retirement, options and stock appreciation rights will continue to vest and be exercisable under the provisions of the grant. An option or stock appreciation right will vest immediately upon the date of the participant’s death or determination that a participant is disabled, and in such case the option or stock appreciation right will be fully exercisable for a period of one year from the date of death or determination that a participant is disabled. If a participant’s employment with the Company is involuntarily terminated for cause, the outstanding options will be canceled. If a participant’s employment is involuntarily terminated without cause, options will continue to vest and will be exercisable for 90 days from the date of termination unless the Committee determines otherwise; since 2003, the stock option award agreements have provided that, in the event of a termination of employment without cause, options will continue to vest and will be exercisable until the earlier of the original expiration date and five years after the date of termination. In all other events of termination of employment, awards terminate on the date of termination of employment. The vesting of restricted stock or restricted stock units may be accelerated to the extent permitted by the Committee in the event of the participant’s death, disability or involuntary termination. In each case, the Committee retains discretion to establish alternative vesting and exercisability rules.

Transferability of Awards. An option or stock appreciation right is exercisable during the participant’s lifetime only by the participant, his or her guardian or legal representative or by such other means as the Committee may approve that is not inconsistent with or contrary to applicable securities laws. Generally, awards may not be transferred other than by will or the laws of descent and distribution. However, outstanding awards may be amended to provide for transfer, without payment of consideration, to immediate family members of the participant or to trusts or partnerships for such family members. Furthermore, a participant may designate a beneficiary for the award in the event of his or her death.

Adjustments Upon Changes in Capitalization. The number and types of shares covered by outstanding awards, the number of shares authorized for issuance under the 2003 Plan, the exercise price of each outstanding award, the maximum number and types of shares that may be granted to any participant in a fiscal year, and the like will be appropriately adjusted by the Committee in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, reorganization, spin-off or other distribution (other than normal cash dividends) of the Company’s assets to shareholders, or any other change affecting shares.

Change in Control. In the event of a change in control as defined in the 2003 Plan, each outstanding award will become exercisable as described above under the section entitled “Terms and Conditions of Awards.”

Amendment or Termination. The Board of Directors may amend or terminate the 2003 Plan at any time, subject to shareholder approval in certain circumstances described in the 2003 Plan. No amendment or termination of the 2003 Plan may adversely affect outstanding awards unless consented to by the participant in writing. However, the Board of Directors may amend the 2003 Plan without shareholder approval or the consent of participants in order to facilitate qualification of incentive stock options; to ensure compliance with the provisions of Internal Revenue Code Section 409A governing the timing of deferral elections, distribution requirements, and changes in distribution elections with respect to nonqualified deferred compensation arrangements; or to preserve the deduction under Code Section 162(m).

Certain Federal Tax Consequences. The grant of a stock option or stock appreciation right under the 2003 Plan normally will not result in any federal income tax consequences to the grantee or to the Company.

Upon exercise of a non-statutory stock option, the grantee recognizes ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any gain or loss on the grantee’s subsequent disposition of the shares will receive capital gain or loss treatment.

In the case of an incentive option, the grantee recognizes no federal taxable income upon exercising the option (subject to the alternative minimum tax rules discussed below), provided that if the option is not exercised during employment or within three months (one year in the case of death or disability) after termination of employment, the tax treatment described above for non-statutory options will apply. In the event of a disposition of stock acquired upon exercise of an incentive option, the tax consequences depend upon how long the grantee has held the shares. If the grantee does not dispose of the shares within two years after the incentive option was granted, nor within one year after exercise, the grantee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. Failure to satisfy either of the above holding periods results in ordinary compensation income in the year of disposition (a “disqualifying disposition”) equal to the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain to the grantee in excess of the amount taxed as ordinary income will be treated as capital gain. The difference between the fair market value of the shares at exercise and the exercise price is classified as an item of adjustment in the year of exercise of an incentive option for purposes of the grantee’s alternative minimum tax. This treatment will not apply if there is a disqualifying disposition in the same calendar year in which the incentive stock options are exercised.

Upon exercise of stock appreciation rights, the grantee will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. The grantee will recognize capital gain or loss upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of the amount realized on such disposition over the ordinary income recognized upon exercise.

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. Any gain or loss on the recipient’s subsequent disposition of the shares will receive capital gain or loss treatment. Recipients of restricted stock may within 30 days after issuance make a “Section 83(b) election” to recognize as ordinary compensation income in the year that restricted stock is received the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock, in which case the recipient recognizes no further compensation income upon the lapse of restrictions and any subsequent disposition will give rise to capital gain or loss based on the difference between the compensation income recognized under the election and the sale proceeds.

Grantees of restricted stock units will recognize no income at the time of grant of such units, will recognize ordinary compensation income upon receipt of unrestricted shares, and will receive capital gain or loss treatment on subsequent disposition of any shares received.

Recipients of stock-based awards who earn dividends or dividend equivalents will recognize ordinary compensation income on any dividend payments received during the period before compensation income is recognized with respect to the award. Certain “qualified dividends”

may be subject to a lower 15% income tax rate. Compensation income recognized by an employee in the various situations discussed above may be subject to withholding for federal income and employment tax purposes.

The Company will be entitled to an income tax deduction in the same amount and at the same time as ordinary compensation income is recognized by an award recipient in the various situations described above, subject to the requirement of reasonableness, certain limitations imposed by Code Section 162(m) and the satisfaction of withholding obligations. The Company will not receive a deduction at the time of exercise by the recipient of an incentive option.

Capital gain or loss is treated as long-term or short-term depending on whether the shares are held for more than one year following exercise (one year following lapse of the restrictions in the case of restricted stock). Capital gain income is not subject to tax withholding and the Company is not entitled to receive a tax deduction with respect to such income. Certain long-term capital gain may be subject to a lower 15% income tax rate.

The foregoing is only a summary of the federal income tax consequences of transactions under the 2003 Plan, and is based upon federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax laws of any municipality, state or foreign country to which the grantee may be subject.

The Board of Directors has unanimously approved the submission for shareholder approval of the performance metrics for use in the 2003 Plan and recommends a vote “FOR” this Proposal.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. An abstention or broker non-vote is not a vote cast and will not affect the number of votes required to approve the proposal.

5. Amendment of By-Laws and Amended and Restated Articles of Incorporation to Reduce the Affirmative Shareholder Vote Required to Amend or Repeal Provisions Relating to Limitation of Director Liability and Director and Officer Indemnification
(Item 5 on proxy card)

Factual Background

Shareholders are being asked to approve a reduction in the affirmative shareholder vote required to amend Article 6 of the Company’s Amended and Restated Articles of Incorporation and Articles VII and VIII of the By-Laws relating to limitation of director liability and director and officer indemnification. Currently, the vote of 80% of the voting power of the outstanding shares is required to amend or repeal these provisions, unless the amendment or repeal is first approved by the Board of Directors. The proposal would lower the vote required to amend or repeal these provisions to 60% of the voting power of the outstanding shares. Currently, any amendment or repeal approved by the Board of Directors could be approved by the shareholders by the vote of a majority of the votes cast on the proposal.

Articles VII and VIII of the By-Laws and Article 6 of the Amended and Restated Articles of Incorporation limit directors’ personal liability for monetary damages for any action taken, or any failure to take any action, as a director to the fullest extent permitted under Pennsylvania law. Additionally, directors and officers are entitled to be indemnified by the Company against reasonable expenses and any liability paid or incurred in connection with any actual, threatened, or completed claim, action, suit, or proceeding, civil, criminal, administrative, investigative, or other matter in which he or she may be involved by reason of being or having been a director or officer of the Company or serving another entity at the request of the Company. This right to indemnification does not exist where conduct of the officer or director is such that indemnification is prohibited by law. Under Pennsylvania law, a director’s personal liability for monetary damages may be limited, and a corporation may indemnify its directors and officers against liabilities incurred in their official capacities, except where the conduct of the director or officer resulting in the liability amounted to self dealing, willful misconduct or recklessness.

The Board of Directors now believes that requiring a 60% vote of the outstanding shares to amend these provisions absent prior Board approval is more appropriate than requiring an 80% vote of shares outstanding. On July 20, 2006, the Company publicly announced in a press release that the Board was committed to “recommending that Heinz shareholders reduce supermajority voting provisions from 80% to 60%.”

Proposed Amendments

With the approval of the Company’s shareholders, the following resolutions will be adopted to effectuate the proposed amendments to reduce the affirmative shareholder vote requirements as described above:

(1)	Article VII of the Company By-Laws is hereby amended to change all references to “80% of the voting power” to “60% of the voting power” in each instance.

(2)	Article VIII, Section 10 of the Company By-Laws is hereby amended to change all references to “80% of the voting power” to “60% of the voting power” in each instance.

(3)	Article 6, Section I of the Amended and Restated Articles of Incorporation of the Company is hereby amended to change all references to “80% of the voting power” to “60% of the voting power” in each instance.

(4)	Article 6, Section II of the Amended and Restated Articles of Incorporation of the Company is hereby amended to change all references to “80% of the voting power” to “60% of the voting power” in each instance.

The Board of Directors has unanimously approved the foregoing amendments and recommends a vote “FOR” this Proposal.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. An abstention or broker non-vote is not a vote cast and will not affect the number of votes required to approve the proposal.

6. Amendment of Amended and Restated Articles of Incorporation to Reduce the Affirmative Shareholder Vote Required to Approve Certain Business Combinations with 10% Shareholders
(Item 6 on proxy card)

Factual Background

Shareholders are being asked to approve a reduction in the affirmative shareholder vote required under Article 7 of the Company’s Amended and Restated Articles of Incorporation to approve certain business combinations involving a 10% shareholder. Currently, the vote of 80% of the voting power of the outstanding shares is required to approve a business combination subject to Article 7 or to amend, repeal, or adopt any provision inconsistent with Article 7. The proposal would lower the vote required to 60% of the voting power of the outstanding shares.

Article 7 requires that certain business combinations involving an interested shareholder must be approved by the affirmative vote of 80% of the voting power of the Company’s outstanding shares. An “interested shareholder” is generally any shareholder having more than 10% of the Company’s voting power. The business combinations subject to Article 7 include a merger or consolidation of the Company with an interested shareholder; the sale or other disposition to an interested shareholder of assets or securities of the Company with an aggregate fair market value of $15,000,000 or more; the adoption of a plan for liquidation or dissolution of the Company proposed by an interested shareholder; or any reclassification of Company securities, recapitalization, or other transaction which has the effect of increasing an interested shareholder’s percentage of ownership of the Company’s shares.

These business combinations do not require the approval by a vote of 80% of outstanding shares if the business combination has been approved by a majority of directors not affiliated with the interested shareholder or meets specified conditions that are designed to ensure that shareholders receive a fair price for their shares in any transaction with an interested shareholder. A vote of 80% of the outstanding shares is also required to amend, repeal or adopt any provision inconsistent with Article 7, regardless of whether the proposal is approved by the Board of Directors.

Given recent changes in corporate governance standards, the Board of Directors now believes that requiring a 60% vote of the outstanding shares is more appropriate than requiring an 80% vote of shares outstanding. We note that on July 20, 2006, the Company publicly announced in a press release that the Board was committed to “recommending that Heinz shareholders reduce supermajority voting provisions from 80% to 60%.”

Proposed Amendments

With the approval of the Company’s shareholders, the following resolutions will be adopted to effectuate the proposed amendments to reduce the affirmative shareholder vote requirements:

(1)	Article 7.1 of the Amended and Restated Articles of Incorporation of the Company is hereby amended to change all references to “80% of the voting power” to “60% of the voting power” in each instance.

(2)	Article 7.6 of the Amended and Restated Articles of Incorporation of the Company is hereby amended to change all references to “80% of the voting power” to “60% of the voting power” in each instance.

The Board of Directors has unanimously approved the foregoing amendments and recommends a vote “FOR” this Proposal.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least 80% of the voting power of outstanding shares of the Company’s Common Stock and Preferred Stock. An abstention or broker non-vote will have the same effect as a vote against the proposal.

7. Amendment of Amended and Restated Articles of Incorporation to Require that Each Director be Elected by a Majority of Votes Cast
(Item 7 on proxy card)

Factual Background

The Board recommends that shareholders approve an amendment to the Company’s Amended and Restated Articles of Incorporation to require that, in an uncontested election, each director must be elected by a majority of votes cast. Currently, under Pennsylvania law, absent a contrary requirement in the Articles of Incorporation or By-Laws, directors are elected through plurality voting in which the nominees with the most votes are elected. Under plurality voting, only “for” votes are counted, not any “withhold” votes, so in an uncontested election a director could be elected with only one “for” vote, despite an overwhelming number of “withhold” votes.

The proposed amendment would add a new Article 5, Section V, requiring that, in any election of directors in which the number of nominees equals the number of directors to be elected, a nominee must receive a majority of the votes cast in order to be elected. A majority of votes cast means that the number of shares voted “for” a director must exceed the number of shares cast “against” that director. In contrast, in a contested election where the number of nominees exceeds the number of directors to be elected, the current plurality voting rules will be in effect, meaning that the nominees receiving the highest numbers of votes, up to the number of directors to be elected, will be elected.

In an uncontested election, an incumbent director who is not reelected because he or she does not receive a majority of the votes cast would nonetheless continue in office because no successor has been elected. This is referred to as the “director holdover rule.” In that event, the incumbent director must offer to tender his or her resignation to the Board. The Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the decisions of the Corporate Governance Committee or of the Board with respect to his or her own resignation.

Given recent changes in corporate governance standards, the Board of Directors now believes that requiring that directors be elected by a simple majority vote is more appropriate than plurality voting.

Proposed Amendments

With the approval of the Company’s shareholders, the following resolutions will be adopted to effectuate the proposed amendments to reduce the affirmative shareholder vote requirements:

(1)	The adoption of an amendment to the Amended and Restated Articles of Incorporation of the Company is hereby approved to add a new Article 5, Section V to read as set forth in these resolutions.

(2)	The new Article 5, Section V of the Amended and Restated Articles of Incorporation of the Company shall read as follows:

Each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, then the nominees receiving the highest number of votes up to the number of directors to be elected shall be elected. For purposes of this Section, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If an incumbent director is not elected the director shall offer to tender his or her resignation to the Board. The Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the decisions of the Corporate Governance Committee or of the Board with respect to his or her own resignation.

The Board of Directors has unanimously approved the foregoing amendments and recommends a vote “FOR” this Proposal. If approved, this amendment will become effective upon filing of articles of amendment of our Amended and Restated Articles of Incorporation with the Pennsylvania Secretary of State. We would make such a filing promptly after the Annual Meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. An abstention or broker non-vote is not a vote cast and will not affect the number of votes required to approve the proposal.

8. Other Business

The Board of Directors does not intend to present any business at the Annual Meeting not described in this Proxy Statement. If other matters are properly presented at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, the Company was not aware of any additional matters to be raised at the Annual Meeting.

Compensation Discussion and Analysis

[TO BE INCLUDED IN DEFINITIVE PROXY STATEMENT]

[Report of the Management Development and Compensation Committee on Executive Compensation

The Management Development and Compensation Committee of the Board of Directors of H. J. Heinz Company has reviewed and discussed the Compensation Disclosure and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Disclosure and Analysis be included in this Proxy Statement.]

Additional Information

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file reports with the SEC. To the Company’s knowledge, during the fiscal year ended May 2, 2007, all required filings were made on a timely basis, based on review of the reports and written representations provided to the Company.

No Incorporation by Reference

Notwithstanding any general language that may be to the contrary in any document filed with the SEC, the information in this Proxy Statement under the captions “Report of the Audit Committee” and “Report of the Management Development and Compensation Committee on Executive Compensation” shall not be incorporated by reference into any document filed with the SEC.

Rene D. Biedzinski
Secretary

Dated:        , 2007

APPENDIX A

SECOND AMENDED AND RESTATED
H. J. HEINZ COMPANY GLOBAL
STOCK PURCHASE PLAN

SECOND AMENDED AND RESTATED
H. J. HEINZ COMPANY

GLOBAL
STOCK PURCHASE PLAN

SECOND AMENDED AND RESTATED
H. J. HEINZ COMPANY

GLOBAL
STOCK PURCHASE PLAN

1.	PURPOSE.

The purpose of this Plan is to provide an opportunity for Employees of H. J. Heinz Company (the “Corporation”) and its Designated Affiliates, to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is not the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, this Plan authorizes the grant of options and issuance of Common Stock pursuant to sub-plans adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside the United States.

2.	DEFINITIONS.

(a) “Affiliate” shall mean (i) any parent corporation or subsidiary corporation of the Corporation, as those terms are defined in Sections 424(e) and (f), respectively, of the Code and (ii) any other entity (whether or not a corporation for tax or local law purposes) in which the Corporation has an equity interest.

(b) “Board” shall mean the Board of Directors of the Corporation.

(c) “Code” shall mean the Internal Revenue Code of 1986, of the U.S.A., as amended.

(d) “Committee” shall mean the committee appointed by the Board in accordance with Section 12 of the Plan.

(e) “Common Stock” shall mean the Common Stock of the Corporation, or any stock into which such Common Stock may be converted.

(f) “Compensation” shall mean an Employee’s total cash compensation including variable and non-variable cash compensation, paid on account of personal services rendered by the Employee to the Corporation or a Designated Affiliate, plus pre-tax contributions of the Employee which are part of deferred compensation or benefit plans maintained by the Corporation or a Designated Affiliate, with any modifications determined by the Committee. The Committee shall have the authority to determine and approve all forms of compensation (such as commissions) to be included in the definition of compensation and may change the definition on a prospective basis.

(g) “Corporation” shall mean H. J. Heinz Company, a Pennsylvania corporation.

(h) “Designated Affiliate” shall mean any Affiliate which has been designated by the Committee as eligible to participate in the Plan with respect to its Employees.

(i) “Employee” shall mean an individual classified as an employee by the Corporation or a Designated Affiliate on the payroll records of the Corporation or the Designated Affiliate during the relevant participation period.

(j) “Offering Date” shall mean the first business day of each Purchase Period.

(k) “Fair Market Value” shall mean the value of one (1) share of Common Stock on the relevant date, determined as follows:

(1) If the shares are traded on an exchange, the reported “closing price” on the trading day which precedes the relevant day (e.g., the Offering Date or Purchase Date);

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(2) If (1) does not apply, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Participant” shall mean a participant in the Plan as described in Section 4 of the Plan.

(m) “Plan” shall mean this Amended and Restated H. J. Heinz Company Global Stock Purchase Plan.

(n) “Purchase Date” shall mean the last business day of each Purchase Period.

(o) “Purchase Period” shall mean a three-month, six-month or other period as determined by the Committee, provided that such period shall not exceed 27 months. The first Purchase Period shall commence on the Plan’s Effective Date. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period.

(p) “Shareholder” shall mean a record holder of shares entitled to vote shares of Common Stock under the Corporation’s by-laws.

3.	ELIGIBILITY.

Any Employee regularly employed on a full-time or part-time basis by the Corporation or by a Designated Affiliate on an Offering Date shall be eligible to participate in the Plan with respect to the Purchase Period commencing on such Offering Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one month’s employment) prior to an Offering Date for the Employee to be eligible to participate with respect to the Purchase Period beginning on that Offering Date and provided further that (1) the Committee may exclude part-time employees from participation pursuant to criteria and procedures established by the Committee and (2) the Committee may impose an eligibility period on participation of up to two years employment with the Corporation and/or a Designated Affiliate with respect to participation on any prospective Offering Date. The Board also may determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code section 414(g). An Employee shall be considered employed on a full-time basis unless his or her customary employment is less than 20 hours per week or five months per year. Employees whose employment terms are covered by a collective bargaining agreement are ineligible to participate in the Plan unless the collective bargaining agreement specifically provides for participation in this Plan. The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws, foreign laws, stock exchange requirements or U.S. accounting rules.

4.	PARTICIPATION AND WITHDRAWAL.

4.1 An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by filing, on a date prescribed by the Committee prior to an applicable Offering Date, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation or by following an electronic or other enrollment process as prescribed by the Committee. Participation may be conditioned on an eligible Employee’s consent to transfer and process personal data and on acknowledgment and agreement to Plan terms and other specified conditions. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s base salary, not to exceed fifteen percent (15%) of the Employee’s Compensation, or such greater percentage, as specified by the Committee, as applied to a Purchase Period. The Committee may provide for a separate election (of a different percentage) for a specified item or items of Compensation, including specified bonus payments, if any. All payroll deductions may be held by the Corporation and commingled with

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its other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law as determined by the Committee. A separate bookkeeping account for each Participant shall be maintained by the Corporation under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account. Payroll deductions made with respect to employees paid in currencies other than U.S. dollars shall be converted to U.S. dollars as of each Purchase Date using the then applicable exchange rate, as determined by the Committee; provided, however, that the Committee may determine, with respect to any Purchase Period, that payroll deductions shall be converted to U.S. dollars based on an average or median exchange rate applicable for the relevant Purchase Period.

4.2 A Participant may decrease his or her rate of payroll deductions at any time unless other procedures are prescribed by the Committee. A Participant may increase his or her rate of payroll deductions only effective on the first payroll date following the next Purchase Date by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods unless the Committee determines to change the maximum permissible rate.

4.3      (a) Under procedures established by the Committee, a Participant may discontinue participation in the Plan at any time during a Purchase Period by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to discontinue the payroll deductions, the rate of payroll deductions shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods unless the Committee determines to change the maximum permissible rate.

(b) If a Participant discontinues participation during a Purchase Period, his or her accumulated payroll deductions will remain in the Plan for purchase of shares as specified in Section 6 on the following Purchase Date, but the Participant will not again participate until he or she re-enrolls in the Plan. Alternatively, participants may request a cash distribution of monies accumulated but not yet distributed by following such procedures, electronic or otherwise, as specified by the Committee. The Committee may establish rules limiting the frequency with which Participants may discontinue and resume payroll deductions under the Plan and may impose a waiting period on Participants wishing to resume payroll deductions following discontinuance. The Committee also may change the rules regarding discontinuance of participation or changes in participation in the Plan.

(c) In the event any Participant terminates employment with the Corporation or any Designated Affiliate for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or the Participant’s estate without interest (except where required by local law). Whether a termination of employment has occurred shall be determined by the Committee. The Committee also may establish rules regarding when leaves of absence or change of employment status (e.g., from full-time to part-time, transfer to an Affiliate which is not a Designated Affiliate) will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Corporation and its Affiliates. In the event of a Participant’s death, any accumulated payroll deductions will be paid, without interest, to the estate or legal representative of the Participant.

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5.	OFFERING.

5.1 The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall be 5,000,000 shares.

5.2 Each Purchase Period shall be determined by the Committee. Unless otherwise determined by the Committee, the Plan will operate with successive semi-annual Purchase Periods commencing at the Plan Effective Date. The Committee shall have the power to change the duration of future Purchase Periods, without shareholder approval, and without regard to the expectations of any Participants.

5.3 With respect to each Purchase Period, each eligible Employee who has elected to participate as provided in Section 4.1 shall be granted an option to purchase the number of shares of Common Stock which may be purchased with the payroll deductions accumulated in an account maintained on behalf of such Employee (assuming payroll deductions at a rate of 15% of base salary or such greater percentage of base salary as determined by the Committee) during each Purchase Period at the purchase price specified in Section 5.4 below. Each eligible employee is subject to a limit of $25,000 for purchases during a calendar year.

5.4 The option price under each option shall be (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Fair Market Value (as defined in Section 2(k)) of the Common Stock on the Purchase Date on which the Common Stock is purchased. The Committee may change the Designated Percentage with respect to any future Purchase Period, but not below eighty-five percent (85%), and the Committee may determine with respect to any prospective Purchase Period that the option price shall be the Designated Percentage of the Fair Market Value of the Common Stock on the Purchase Date.

6.	PURCHASE OF STOCK.

Upon the expiration of each Purchase Period, a Participant’s option shall be exercised automatically for the purchase of that number of full and fractional shares of Common Stock which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 5.4.

7.	PAYMENT AND DELIVERY.

Upon the exercise of an option on each Purchase Date, the Corporation shall deliver (by electronic or other means) to the Participant a record of the Common Stock purchased, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee (or a broker selected by the Committee) or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions during that period) and/or may establish other procedures to permit tracking of such shares or to restrict transfer of such shares. The Committee may require that shares purchased under the Plan shall automatically participate in a dividend reinvestment plan or program maintained by the Corporation. The Corporation shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other shareholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in Section 7.

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8.	RECAPITALIZATION.

8.1 If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the share limit of Section 5.3 and the maximum number of shares specified in Section 5.1 shall be proportionately increased or decreased, the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

8.2 The Board, if it so determines in the exercise of its sole discretion, also may adjust the number of shares specified in Section 5.1, as well as the price per share of Common Stock covered by each outstanding option and the maximum number of shares subject to any individual option, in the event the Corporation effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock.

8.3 The Board’s determinations under this Section 8 shall be conclusive and binding on all parties.

9.	MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS.

9.1 In the event of the proposed liquidation or dissolution of the Corporation, the Purchase Period then in progress will terminate immediately prior to the consummation of such proposed liquidation or dissolution, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

9.2 In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (2) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as an Exercise Date, and all outstanding options shall be deemed exercisable on such date or (3) all outstanding options shall terminate and the accumulated payroll deductions shall be returned to the Participants, without interest.

10.	TRANSFERABILITY.

Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 4.2.

11.	AMENDMENT OR TERMINATION OF THE PLAN.

11.1 The Plan shall continue until September 14, 2014, unless previously terminated in accordance with Section 11.2.

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11.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the shareholders, no such revision or amendment shall:

(a) materially increase the number of shares subject to the Plan, other than an adjustment under Section 8 of the Plan;

(b) materially modify the requirements as to eligibility for participation in the Plan, except as otherwise specified in this Plan;

(c) materially increase the benefits accruing to Participants;

(d) reduce the purchase price specified in Section 5.4, except as specified in Section 8;

(e) extend the term of the Plan beyond the date specified in Section 11.1; or

(f) amend this Section 11.2 to defeat its purpose.

12.	ADMINISTRATION.

The Board shall appoint a Committee consisting of at least two members who will serve for such period of time as the Board may specify and who may be removed by the Board at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duties, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements, to adopt sub-plans applicable to specified Affiliates or locations and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

13.	COMMITTEE RULES FOR FOREIGN JURISDICTIONS.

13.1 The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

13.2 The Committee may also adopt sub-plans applicable to particular Affiliates or locations. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

14.	SECURITIES AND EXCHANGE CONTROL LAWS REQUIREMENTS.

The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Corporation has determined that: (i) it and the Participant have

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taken all actions required to register the Common Stock under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

15.	GOVERNMENTAL REGULATIONS.

This Plan and the Corporation’s obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

16.	NO ENLARGEMENT OF EMPLOYEE RIGHTS.

Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Affiliate or to interfere with the right of the Corporation or Designated Affiliate to discharge any Employee at any time. It is not intended that any rights or benefits provided under this Plan shall be considered part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension, retirement or similar payments.

17.	GOVERNING LAW.

This Plan shall be governed by Pennsylvania law.

18.	EFFECTIVE DATE.

This Plan was effective September 15, 1999, subsequent to the approval of the shareholders of the Corporation at the annual meeting on September 9, 1999. This plan as amended shall be effective upon approval of the shareholders of the Corporation at The Annual Meeting on August 15, 2007.

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A-1

H.J. HEINZ COMPANY (“HEINZ”)
SUB-PLAN TO THE
GLOBAL STOCK PURCHASE PLAN (the “PLAN”)
FOR PARTICIPANTS LOCATED IN THE EUROPEAN ECONOMIC AREA

I.	PURPOSE OF THE SUB-PLAN.

Heinz has established the Plan to provide eligible employees with an opportunity to purchase Common Stock and thereby have an additional incentive to contribute to the prosperity of the Company.

Section 13.2 of the Plan authorizes the Committee to adopt special terms applicable to particular Affiliates or locations. The Committee has determined that it is appropriate and advisable to establish a Sub-Plan to the Plan with effect from May 8, 2007, for the purpose complying with applicable local laws implementing the EU Prospectus Directive. The terms of the Plan shall, subject to the modifications in the following rules, constitute a Sub-Plan to the Plan for Participants located in any EU Member State or European Economic Area (“EEA”) treaty adherent state (the “Sub-Plan”).

II.	TERMS OF THE SUB-PLAN.

Notwithstanding any other provision in the Plan, in no event shall the total consideration to be paid by Participants located in EU Member States and EEA treaty adherent states for the purchase of the Company’s Common Stock pursuant to an offer under this Sub-Plan, when combined with the total consideration of all other offers of securities to the public by the Company of its Common Stock within EU Member States and EEA treaty adherent states, exceed the amount of €2,499,999 in a twelve month period. In order not to exceed this limit, the Company shall limit the number of shares of Common Stock that may be purchased by such Participants to ensure that the total consideration of all offers of its Common Stock within EU Member States and European Economic Area treaty adherent states does not exceed €2,499,999 in a twelve month period. Any such limit imposed under this Sub-Plan will be applied to all impacted Participants on similar terms and on a pro-rata basis.

A-1

APPENDIX B

H. J. Heinz Company
Amended and Restated Fiscal Year 2003 Stock Incentive Plan

1.	Purposes

The purposes of the Plan are to promote the growth and profitability of the Company by enabling it to attract and retain the best available personnel for positions of substantial responsibility; to motivate Participants, by means of appropriate incentives, to achieve long-range goals; to provide incentive compensation opportunities that are competitive with those of other similar companies; and to align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s Common Stock and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

2.	Effective Date

Subject to the approval of the shareholders of the Company at the annual meeting of the Company’s shareholders on September 12, 2002, the Plan shall be effective as of September 12, 2002. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding.

3.	Definitions

Capitalized terms used in this Plan have the meanings specified in this Section 3:

“Award” means a grant to a Participant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Cash Awards, or any combination thereof.

“Award Grant” means the written notification or agreement confirming an Award and setting forth the terms and conditions thereof.

“Board of Directors” means the Board of Directors of the Company.

“Cash Award” means the right to receive cash with the amount of such cash subject to achievement of specified Performance Goals and subject to such other restrictions and conditions as may be established by the Committee.

“Cause” means an act of dishonesty, moral turpitude or an intentional or grossly negligent act detrimental to the best interests of the Company or a Subsidiary, as determined by the Committee; provided that, if a Participant is a party to a Severance Protection Agreement with the Company, and such Participant’s employment with the Company is terminated in a manner such that the Participant is entitled to any payments or benefits (including accrued payments or benefits) under the terms of the Severance Protection Agreement, then “Cause” for purposes of this Plan shall have the meaning set forth in the Severance Protection Agreement.

“Change in Control” means any of the following events:

(1) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” means an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, (ii) the Company or any Subsidiary, or (iii) any Person in connection with a transaction described in paragraph (3) below.

(2) The individuals who, as of the Effective Date, are members of the Board of Directors (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Consent” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

(3) A merger, consolidation or reorganization involving the Company or a subsidiary of the Company, unless

(i) the Voting Securities of the Company, immediately before such merger, consolidation or reorganization, continue immediately following such merger, consolidation or reorganization to represent, either by remaining outstanding or by being converted into voting securities of the surviving corporation resulting from such merger, consolidation or reorganization or its parent (the “Surviving Corporation”), at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the Surviving Corporation;

(ii) the individuals who were members of the Incumbent Board immediately before the execution of the agreement providing for such merger, consolidation or reorganization constitute more than one-half of the members of the board of directors of the Surviving Corporation; and

(iii) no person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately before such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

(4) A complete liquidation or dissolution of the Company.

(5) Completion of the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

(6) Any other transaction involving the Company designated as a “Change in Control” by a majority of the Board of Directors.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Management Development and Compensation Committee of the Board of Directors described in Section 4, or any committee or other person or persons designated by the Board of Directors as successor to the powers and duties of the Management Development and Compensation Committee as described in Section 4.

“Common Stock” means the Company’s common stock, par value $.25 per share, except as this definition may be modified as provided in Section 13.

“Company” means H. J. Heinz Company, a Pennsylvania corporation.

“Covered Employee” means a person defined as such in Code section 162(m)(3) and the regulations thereunder (or any successor section and regulations thereunder).

“Date of Termination” means the first day occurring on or after the date or grant of an Award on which the Participant is not performing services for the Company or any Subsidiary, regardless of the reason for cessation of services; provided that a cessation of services shall not be deemed to occur by reason of a transfer of a Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that a Participant’s services shall not be considered terminated while the Participant is on an approved leave of absence from the Company or a Subsidiary. If, as a result of a sale or other transaction, the organization for which a Participant is performing services ceases to be the Company or a Subsidiary and the Participant is not, at the end of the 30-day period following the transaction, performing services for the Company or an organization that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Date of Termination.

“Director” means any member of the Board of Directors who is not an Employee.

“Disability” has the meaning ascribed to such term in the Company’s Long Term Disability Plan. For the purposes of this Plan, the question whether a Participant’s condition shall be considered a Disability shall be determined in each case by the Committee and such determination by the Committee shall be final and binding. Notwithstanding the foregoing, if a Participant is a party to a Severance Protection Agreement with the Company, and such Participant’s employment with the Company is terminated in a manner that the Participant is entitled to any payments or benefits (including accrued payments or benefits) under the term of the Severance Protection Agreement, then “Disability” for purposes of this Plan shall have the meaning set forth in the Severance Protection Agreement.

“Effective Date” shall have the meaning set forth in Section 2.

“Employee” means any employee of the Company or a Subsidiary, including any such person who is an officer or a member of the Board of Directors.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” means the period from the date of grant of an Option or Stock Appreciation Right to the Expiration Date of such Option or Stock Appreciation Right.

“Exercise Price” means the price established by the Committee (or determined according to a method established by the Committee) at the time an Option or Stock Appreciation Right is granted and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option or Stock Appreciation Right (or, if greater, the par value of a share of Common Stock), provided that if a Stock Appreciation Right is granted in tandem with an Option that was previously outstanding, the Exercise Price of such Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option (or, if greater, the par value of a share of Common Stock on such date).

“Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date specified in the Award Grant after which such Option or Stock Appreciation Right may not be exercised; provided that the Expiration Date shall not be later than the earliest to occur of:

(i) the ten-year anniversary of the date of grant;

(ii) if the Participant’s Date of Termination occurs by reason of Retirement, the five-year anniversary of such Date of Termination;

(iii) if the Participant’s Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination;

(iv) if the Participant’s Date of Termination occurs by reason of involuntary termination without Cause by the Company or a Subsidiary, or by the Participant for Good Reason, the 90th day after the Date of Termination unless the Committee determines otherwise;

(v) if the Participant’s Date of Termination occurs by reason of involuntary termination by the Company or a Subsidiary for Cause, the Date of Termination; or

(vi) if the Participant’s Date of Termination occurs voluntarily by the Participant or for any other reason not described above, the Date of Termination.

The Committee in its sole discretion may establish an Expiration Date later than as described above, but not later than the ten-year anniversary of the date of grant. Notwithstanding the foregoing, if the Participant’s Date of Termination occurs by reason of death or Disability or if death or Disability of the Participant occurs after Retirement or involuntary termination without Cause and before the otherwise applicable Expiration Date, the Expiration Date for a Non-Statutory Option or Stock Appreciation Right which was exercisable as of the date of death or Disability or which becomes exercisable by reason of death or Disability shall not be earlier than the first anniversary of the date of Date of Termination.

“Fair Market Value” as of any specified date means the closing sale price of the Common Stock on the New York Stock Exchange—Composite Tape on such date or, if there are no sales on such date, on the next day on which there are sales.

“Good Reason” means the occurrence after a Change in Control of any of the events or conditions described in the following subsection (1) through (5):

(1) a change in the Participant’s title, position, duties or responsibilities (including reporting responsibilities) which represents an adverse change from the Participant’s title, position, duties or responsibilities as in effect at any time within 90 days preceding the date of the Change in Control or at any time thereafter; or any removal of the Participant from or failure to reappoint or reelect him or her to any one of such offices or positions, except in connection with the termination of the Participant’s employment for Disability, Cause, as a result of the Participant’s death, or by the Participant other than for Good Reason;

(2) a reduction in the Participant’s base salary or any failure to pay the Participant any compensation or benefits to which the Participant is entitled within five days after the date due;

(3) the Participant being required by the Company to perform the Participant’s regular duties at any place outside a 30-mile radius from the place where the Participant’s regular duties were performed immediately before the Change in Control, except for reasonably required travel on the Company’s business which is not materially greater than such travel requirements in effect immediately before the Change in Control;

(4) the failure by the Company to provide the Participant with compensation and benefits, in the aggregate, at least equal (in opportunities) to those provided for under the compensation and employee benefit plans, programs and practices in which the Participant was participating at any time within 90 days preceding the date of a Change in Control or at any time thereafter; or

(5) for any Participant who is a party to a Severance Protection Agreement with the Company, any additional event or condition that constitutes “Good Reason” under such Severance Protection Agreement.

Any event or condition described in subsection (1) through (5), above, which occurs before a Change in Control but which the Participant reasonably demonstrates (a) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (b) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Plan notwithstanding that it occurred before the Change in Control.

“Incentive Option” means an Option which is an “incentive stock option” as defined in Code section 422 (or any successor section thereto).

“Non-Statutory Option” means an Option which is not intended to qualify as an Incentive Option as defined above.

“Option” means an Incentive Option or a Non-Statutory Option granted by the Company pursuant to the Plan to purchase shares of Common Stock at an Exercise Price established by the Committee.

“Participant” means an Employee, Director or other person selected by the Committee to receive an Award. The term shall include any transferee or transferees of any person who has received an Award to the extent the transfer is permitted by the Plan and the applicable Award Grant.

“Performance Award” means an Award of Performance Shares and/or a Cash Award.

“Performance Goal” means a target based on Performance Measures that is established by the Committee in connection with a Performance Award; Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

“Performance Measures” means criteria established by the Committee relating to any of the following: revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; ability to execute against customer service goals; and innovation as measured by a percentage of sales from new products. Performance Measures may be applied by excluding the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles.

“Performance Share” means a grant of shares of Common Stock, Restricted Stock or Restricted Stock Units which are contingent on achievement of specified Performance Goals and satisfaction of such other restrictions and conditions as may be established by the Committee.

“Plan” means the H. J. Heinz Company Fiscal Year 2003 Stock Incentive Plan.

“Restricted Stock” means a grant of shares of Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the completion of service by the Participant, or achievement of other objectives, as determined by the Committee.

“Restricted Stock Unit” means a grant of a Stock Unit which is subject to a risk of forfeiture or other restrictions including those that will lapse upon the completion of service by the Participant, or achievement of other objectives, as determined by the Committee.

“Retirement” means cessation of services for the Company or a Subsidiary by reason of retirement under the provisions of any formal retirement plan of the Company or Subsidiary.

“Stock Appreciation Right” means a grant which entitles the Participant to receive, in cash or Common Stock (as determined pursuant to subsection 7(C)), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an Exercise Price established by the Committee.

“Stock Unit” means a right to receive shares of Common Stock in the future.

“Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

“Subsidiary Corporation” means any corporation in which the Company owns, directly (or indirectly through Subsidiary Corporations), at least 50% of the total combined voting power of all classes of stock.

“Successor” means the person or persons entitled in lieu of the Participant to receive any shares of Common Stock or other benefits under the Plan by reason of a beneficiary designation, will, laws of intestacy, or family assignments as permitted under the Plan. The Successor of a deceased Participant shall be the person or persons entitled to do so under a beneficiary designation in accordance with Section 11 or, if none, under the Participant’s will or, if the Participant shall have failed to designate a beneficiary or make testamentary disposition of such benefits or shall have died intestate, by the Participant’s legal representative or representatives.

“Surviving Corporation” means the surviving corporation, its parent or any other entity that results from any merger, consolidation or reorganization of the Company.

4.	Administration

The Plan shall be administered by a Management Development and Compensation Committee of not less than three Directors of the Company appointed by the Board of Directors. No person shall be eligible or continue to serve as a member of such Committee unless such person is “independent” as defined by the New York Stock Exchange and an “outside director” within the meaning of regulations under Code section 162(m).

The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum thereof and the acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by the entire Committee, shall be the acts of the Committee.

The Committee shall have the authority and discretion to interpret the Plan and to make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons.

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to the Chief Executive Officer of the Company or a committee of officers of the Company, except with respect to Awards to any Covered Employee or to an officer or other person subject to Section 16 of the Exchange Act. Any such allocation or delegation may be revoked by the Committee at any time.

5.	Eligibility

Subject to the provisions of the Plan, the Committee shall determine and designate, from time to time, those Employees, Directors or other persons who will be granted one or more Awards under the Plan, and who thereby will become “Participants” in the Plan.

(A) In determining eligibility to receive an Award, as well as in determining the type and amount of the Award to any Participant, the Committee shall consider the position and responsibilities of the person being considered, the nature and value to the Company or a Subsidiary of such person’s services and accomplishments, such person’s present and potential contribution to the success of the Company or its Subsidiaries and such other factors as the Committee may deem relevant.

(B) The Plan does not constitute a contract of employment or for provision of other services, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of or continue to provide services to the Company or any Subsidiary or give any participating employee or other individual any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan, nor shall the Plan in any way interfere with the right of the Company or any Subsidiary to terminate the employment or services of any participating employee or other individual at any time.

(C) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

6.	Shares Available

Subject to the provisions of Section 13, the type and number of shares of Common Stock for which Awards may be granted under the Plan shall be determined in accordance with this Section 6:

(A) The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized but unissued or currently held or shares reacquired by the Company and presently or hereafter held as treasury shares, including shares purchased in the open market or in private transactions.

(B) Subject to the following provisions of this Section 6, the maximum number of shares of Common Stock that may be delivered to Participants and their Successors under the Plan shall be equal to the sum of: (i) seventeen million (17,000,000) shares of Common Stock; (ii) any shares of Common Stock subject to Awards under this Plan which are forfeited, expire or are canceled or settled in cash without delivery of shares of Common Stock; (iii) any shares of Common Stock tendered (either actually or through attestation) to pay the Exercise Price of any Option or to satisfy withholding taxes; and (iv) any shares of Common Stock withheld for payment of withholding taxes.

(C) The following additional limitations are imposed on the shares of Common Stock that may be delivered to Participants and their Successors as provided above.

(1) The maximum number of shares of Common Stock that may be issued by Options intended to be Incentive Options shall be nine million (9,000,000) shares.

(2) The maximum number of shares of Common Stock that may be issued in conjunction with Awards granted pursuant to Section 9 (relating to Other Stock Awards) and Section 10 (relating to Performance Shares) shall be, in the aggregate, fifty percent (50%) of the total shares reserved for Awards pursuant to paragraph (B) above.

(3) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 8 (relating to Options and Stock Appreciation Rights) shall be three million (3,000,000) shares during any 36 month period. If an Option is in tandem with a Stock Appreciation Right, such that the exercise of the Option or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Option, respectively, with respect to such share, the tandem Option and Stock Appreciation Right with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of applying the limitations of this subparagraph (3).

(4) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 9 (relating to Other Stock Awards) and Section 10 (relating to Performance Shares) shall be, in the aggregate, one million (1,000,000) shares during any 36 month period.

(5) For Cash Awards that are intended to be “performance-based compensation” (within the meaning of regulations under Code section 162(m)), the maximum Awards payable in cash to any one individual for a 36-month performance period shall not exceed ten million dollars ($10,000,000). Such maximum shall be reduced proportionately in the case of a performance period of less than 36 months and shall be increased proportionately for a performance period of longer than 36 months (but no further adjustment shall be made in the case of a performance period of greater than 60 months). If, after an amount has been earned with respect to a Cash Award, the delivery of such amount is deferred pursuant to Section 7(B), any additional amount attributable to earnings during the deferral period shall be disregarded for purposes of this limitation.

7.	Awards

The Committee shall have full and complete authority, in its discretion, subject to the provisions of the Plan, to grant Awards to Participants consisting of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Cash Awards or any combination thereof, as more fully described in Sections 8 through 10, subject to such terms and conditions as the Committee deems appropriate. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other compensation plan of the Company or any Subsidiary, including the plan of any acquired entity.

(A) Dividends and Dividend Equivalents

The Committee may provide that Awards denominated in Common Stock earn dividends or dividend equivalents. Such dividend equivalents may be paid currently in cash or shares of Common Stock or may be credited to an account established by the Committee under the Plan in the name of the Participant. In addition, dividends or dividend equivalents paid on outstanding Awards or issued shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents.

(B)	Deferrals

The Committee may require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts, conversion of deferred amounts into deferred Common Stock (or other) equivalents, or the payment or crediting of dividend equivalents on deferred settlements denominated in shares.

(C) Settlements

Settlement of Awards may be in the form of cash, shares of Common Stock, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose.

8.	Options and Stock Appreciation Rights

The Committee may grant Options containing such terms and conditions as shall be requisite, in the judgment of the Committee, to constitute either Incentive Options or Non-Statutory Options. Non-Statutory Options shall be identified as such in the Award Grant. The Committee may grant Stock Appreciation Rights either (i) independently of Options or (ii) in tandem with Options such that the exercise of the Option or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Option, respectively, with respect to such share. The grant of each Option or Stock Appreciation Right shall be confirmed in writing by an Award Grant in the form prescribed by the Committee.

(A)	Exercise Price

At the time an Option or Stock Appreciation Right is granted, the Committee shall determine the Exercise Price. Except for adjustments as provided in Section 13, the Exercise Price for any outstanding Option or Stock Appreciation Right may not be decreased after the date of grant nor may any outstanding Option or Stock Appreciation Right be surrendered to the Company as consideration for the grant of a new Option or Stock Appreciation Right with a lower Exercise Price.

(B) Exercise Period

Each Option or Stock Appreciation Right granted under this Plan shall be exercisable during such period and under such circumstances as the Committee shall determine, subject to the following rules unless otherwise determined by the Committee:

(1) An Option or Stock Appreciation Right must be exercised prior to the Expiration Date.

(2) With respect to any Option or Stock Appreciation Right granted on or prior to May 16, 2005, each Option or Stock Appreciation Right shall become immediately exercisable upon the occurrence of a Change in Control whether or not otherwise then exercisable under this Plan or the provisions of the applicable Award Grant relating thereto. With respect to any Option or Stock Appreciation Right granted on or after May 17, 2005, such Option or Stock Appreciation Right shall become immediately vested and exercisable as to 100% of the shares of Common Stock subject to the Option or Stock Appreciation Right upon (i) the occurrence of a Change in Control if such Option or Stock Appreciation Right is not assumed, substituted or replaced by a Surviving Corporation or other successor to the business of the Company with an award of equivalent value, or (ii) if clause (i) does not apply, the termination of the Participant’s employment with or services for the Company within 24 months following a Change in Control if such termination is (a) by the Company for reasons other than Cause or (b) by the Participant for Good Reason, but, in either case of clause (i) or (ii), only to the extent the Option or Stock Appreciation Right has not otherwise been terminated and canceled or become exercisable as of such date.

(3) The effect of a Participant’s cessation of performance of services for the Company and its Subsidiaries shall be as follows:

(i) Retirement. If cessation of performance of services is the result of Retirement, the Participant may exercise any outstanding Option or Stock Appreciation Right at any time after and to the extent that such Option or Stock Appreciation Right has become exercisable under the terms of the applicable Award Grant and before the applicable Expiration Date.

(ii) Death. If a Participant dies while the Participant is continuing to perform services for the Company or a Subsidiary or during the period following Retirement and before the Expiration Date, the Successor may exercise the Participant’s Options or Stock Appreciation Rights at any time prior to the applicable Expiration Date, whether or not such Options or Stock Appreciation Rights were otherwise exercisable on the date of the Participant’s death under this Plan or the applicable Award Grant.

(iii) Disability. If the Committee determines that a Participant ceased to perform services for the Company or a Subsidiary because of Disability, any Option or Stock Appreciation Right held by such Participant on the Date of Termination may be exercised (whether or not such Option or Stock Appreciation Right was otherwise exercisable on the Date of Termination under this Plan or the provisions of the Award Grant relating thereto) at any time prior to the Expiration Date.

(iv) Involuntary Termination without Cause. If the Participant ceases to perform services for the Company and its Subsidiaries involuntarily without Cause, the Participant may exercise any outstanding Option or Stock Appreciation Right at any time after and to the extent that such Option or Stock Appreciation Right has become exercisable under the terms of the applicable Award Grant and before the applicable Expiration Date.

(v) Involuntary Termination for Cause. If a Participant ceases to perform services for the Company and its Subsidiaries involuntarily for Cause, any outstanding Options held by such Participant shall be immediately cancelled on such Date of Termination.

(vi) Other Termination. If a Participant ceases to perform services for the Company and its Subsidiaries for any reason other than as set forth in subparagraphs (i) through (v) above, the Participant may exercise any outstanding Option or Stock Appreciation Right at any time after and to the extent that such Option or Stock Appreciation Right has become exercisable under the terms of the applicable Award Grant and before the applicable Expiration Date.

(C) Exercise Procedures

Each Option or Stock Appreciation Right granted under this Plan may be exercised to the extent exercisable, in whole or in part at any time during the Exercise Period, for such number of shares as shall be prescribed by the provisions of the Award Grant evidencing such Option, provided that:

(1) An Option or Stock Appreciation Right may be exercised by the Participant or a Successor only by written notice (in the form prescribed by the Committee) to the Company specifying the number of shares to which such notice applies.

(2) The aggregate Exercise Price of the shares as to which an Option may be exercised shall be, in the discretion of the Committee, (a) paid in U.S. funds by any one or any combination of the following: cash, (including check, draft or wire transfer made payable to the order of the Company), or delivery of Common Stock certificates endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a national bank or trust company or a member of a national securities exchange evidencing shares of Common Stock which have been held for more than six months (or such other period of time as the Committee deems appropriate), whose value shall be deemed to be the Fair Market Value on the date of exercise of such Common Stock, or (b) deemed to be paid in full provided the notice of the exercise of an Option is accompanied by a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds sufficient to cover the Exercise Price or (c) paid upon such terms and conditions, including provision for securing the payment of the same, as the Committee, in its discretion, shall provide.

(3) As soon as practicable after receipt by the Company of notice of exercise and of payment in full of the Exercise Price of the shares with respect to which an Option has been exercised, a certificate or certificates representing such shares shall be registered in the name or names of the Participant or Successor and shall be delivered to the Participant or Successor. If any part of the Exercise Price is paid on a deferred basis (to the extent such deferral is permitted by the Committee), the shares for which payment has been deferred shall be registered in the name of the Participant or Successor but the certificate or certificates representing such shares shall not be delivered to the Participant or Successor until the Exercise Price for such shares has been paid in full.

(D) Special Rules Relating to Incentive Options

(1) No Incentive Option may be granted to an individual who is not an Employee of the Company or a Subsidiary Corporation.

(2) No Incentive Option may be granted on or after the 10th anniversary of the Effective Date.

(3) The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time during any calendar year by an Employee under all plans of the Company and its Subsidiaries shall not exceed the greater of $100,000 or such sum as may from time to time be permitted under Code section 422.

9.	Other Stock Awards

The Committee may make Awards consisting of Restricted Stock or Restricted Stock Units, containing such terms and conditions, and subject to such restrictions and contingencies as the Committee shall determine, subject to the provisions of the Plan. Vesting of Restricted Stock Unit Awards granted to other than Directors that are not granted in lieu of other compensation or to replace forfeited awards from a prior service recipient shall require either the achievement of Performance Measures or other performance objectives, or the completion of a specified period of service with the Company or the Subsidiaries. If the right to become vested in a Restricted Stock Award or Restricted Stock Unit Award granted under this Section 9 is conditioned on the completion of a specified period of service with the Company or the Subsidiaries, without achievement of Performance Measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation or to replace forfeited awards from a prior service recipient, then the required period of service for full vesting shall be not less than three years, subject to acceleration of vesting in the following circumstances:

(A) to the extent permitted by the Committee, in the event of the Participant’s death, Disability, or involuntary termination without Cause; or

(B) with respect to Awards granted on or prior to May 16, 2005, in the event of a Change in Control, unless such Award is replaced by an award of equivalent value provided by the Surviving Corporation which replacement award vests not later than the replaced Award and, to the extent not previously vested, vests in full in the event of any involuntary cessation of performance of services for the Surviving Corporation following the Change in Control (other than involuntary termination by reason of an act of dishonesty, moral turpitude or an intentional or grossly negligent act detrimental to the best interests of the Surviving Corporation) unless otherwise determined by the Committee at the time of the Award; and

(C) with respect to any Award granted on or after May 17, 2005, unless otherwise provided by the Committee in any individual Award Agreement at the time of grant, upon (i) the occurrence of a Change in Control if such Award is not assumed, substituted or replaced by a Surviving Corporation or other successor to the business of the Company with an award of equivalent value, or (ii) if clause (i) does not apply, the termination of the Participant’s employment with or services for the Company within 24 months following a Change in Control if such termination is by the Company for reasons other than Cause or by the Participant for Good Reason but, in either case of clause (i) or (ii), only to the extent the Award has not otherwise been terminated and canceled as of such date.

10.	Performance Awards

The Committee may make Awards consisting of Performance Shares or Cash Awards, containing such terms and conditions, and subject to such restrictions and contingencies as the Committee shall determine, subject to the provisions of the Plan. Performance Awards shall be conditioned on the achievement of Performance Goals, based on one or more Performance Measures, as determined by the Committee, over a performance period (not less than one year) prescribed by the Committee. For Awards under this Section 10 intended to be “performance-based compensation” within the meaning of regulations under Code section 162(m), the grant of the Awards and the performance goals shall be made during the period required under Code section 162(m). In the event that a Change in Control occurs after a Performance Award has been granted but before completion of the applicable performance period, a pro rata portion of such Award shall become payable as of the date of the Change in Control to the extent otherwise earned on the basis of achievement of the pro rata portion of the Performance Goals relating to the portion of the performance period completed as of the date of the Change in Control.

11.	Non-Transferability

Unless otherwise designated by the Committee to the contrary, each Award granted under the Plan shall by its terms be non-transferable by the Participant (except by will or the laws of descent and distribution). An Option or Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by the Participant, his or her guardian or legal representative or by such other means as the Committee may approve from time to time that is not inconsistent with or contrary to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3, as either may be amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule. A Participant may also designate a beneficiary to exercise his or her Awards after the Participant’s death. The Committee may amend outstanding Awards to provide for transfer, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members.

12.	Listing and Registration of Shares

If at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of any of the shares subject to Awards under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the purchase or issue of shares thereunder, no outstanding Awards which would result in the purchase or issuance of shares may be exercised or otherwise settled unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable law and shall have the authority to cause the Company at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent or approval.

13.	Adjustments

The Committee will make such adjustments as it deems appropriate to meet the intent of the Plan in the event of changes that impact the Company’s share price or share status, provided that any such actions are consistently and equitably applicable to all affected Participants.

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, reorganization, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting shares, such adjustments to reflect such change shall be made by the Committee with respect to (i) the aggregate number of shares and/or kind of shares that may be issued under the Plan or that may be subject to Awards of a specified type and/or to any individual; (ii) the number of shares and/or kind of shares covered by outstanding Awards to any individual under the Plan; and/or (iii) the applicable price per share with respect to any outstanding Options, Stock Appreciation Rights and other Awards under the Plan.

14.	Tax Withholding

Delivery of any shares or any other benefits under the Plan is subject to withholding of applicable taxes. The Committee unilaterally or by arrangement with the Participant or Successor shall make appropriate provision for satisfaction of withholding taxes in the case of any transaction under the Plan which gives rise to a withholding requirement. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Common Stock which the Participant already owns and which have been held for more than six months (or such other period of time that the Committee deems appropriate), or (to the extent of minimum statutory withholding requirements) through withholding of shares of Common Stock to which the Participant is otherwise entitled under the Plan.

15.	Amendments and Termination

The Board of Directors may amend this Plan as it shall deem advisable, except that the Board of Directors may not, without further approval of the shareholders of the Company subject to Section 13, (a) increase the total number of shares of Common Stock which may be issued under the Plan as set forth in Section 6(B) or the maximum number of shares that may be issued, as provided in Section 6(C), (b) change the class of individuals eligible for Awards, or (c) change the rules governing Exercise Price. The Board of Directors may, in its discretion, terminate this Plan at any time. No amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected Successor), adversely affect the rights of any Participant or Successor under any Award granted under the Plan prior to the date such amendment is adopted, provided that adjustments pursuant to Section 13 are not be subject to such limitation. Subject to the foregoing and the requirements of Code section 162(m), the Board of Directors may without further action on the part of the shareholders of the Company or the consent of Participants, amend the Plan, (a) to permit or facilitate qualification of Options thereafter granted under the Plan as Incentive Options, (b) to ensure compliance with recently enacted provisions of Code Section 409A governing the timing of deferral elections, distribution requirements, and changes in distribution elections, with respect to nonqualified deferred compensation arrangements, and (c) to preserve the Company’s tax deduction under Code section 162(m).

16.	Foreign Jurisdictions

The Committee may, from time to time, adopt, amend, and terminate under the Plan such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of laws of any foreign jurisdiction to Participants who are subject to such laws and who receive Awards under the Plan.

17.	Compliance with Code section 162(m)

With respect to Covered Employees, transactions under the Plan are intended to avoid loss of the deduction referred to in paragraph (1) of Code section 162(m) or any successor section thereto. Anything in the Plan or elsewhere to the contrary notwithstanding, to the extent any provision of the Plan or action by the Committee fails to so comply or avoid the loss of such deduction, it shall be deemed null and void as relates to Covered Employees, to the extent permitted by law and deemed advisable by the Committee.

18.	Notices

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Secretary of the Company or mailed to its principal office, Post Office Box 57, Pittsburgh, Pennsylvania 15230, addressed to the attention of the Secretary; and if to the Participant, shall be delivered personally or mailed to the Participant at the address appearing in the payroll records of the Company or a Subsidiary or, if applicable, to the Participant’s Successor at the last known address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party.

APPENDIX C

May 8, 2007

H. J. Heinz Company

Audit Committee Charter

Purpose:  The primary functions of the Audit Committee are to:

1.	Oversee management’s establishment and maintenance of processes to provide for the reliability and integrity of the accounting policies, financial statements, and financial reporting and disclosure practices of the Company.

2.	Oversee management’s establishment and maintenance of processes to provide for an adequate system of internal control over financial reporting at the Company and assist with the oversight by the Board of Directors and the Corporate Governance Committee of the Company’s compliance with applicable laws and regulations.

3.	Oversee management’s establishment and maintenance of processes to provide for compliance with the Company’s financial policies.

4.	Retain the independent registered public accounting firm and oversee their independence and oversee the qualifications and performance of both the independent registered public accounting firm and internal auditors.

5.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Responsibilities and Duties:  Among its responsibilities and duties, the Audit Committee shall:

Process and Administration

1.	Hold at least five meetings per year and such additional meetings as may be called by the Chairperson of the Audit Committee, a majority of the members of the Audit Committee, or at the request of the independent registered public accounting firm or the Vice President-Corporate Audit. A quorum shall consist of at least three members.

2.	Create an agenda for the ensuing year.

3.	Report through its Chairperson to the Board of Directors following the meetings of the Audit Committee.

4.	Maintain minutes or other records of meetings and activities of the Audit Committee.

5.	Review the responsibilities outlined in this charter annually and report and make recommendations to the Board of Directors on any revisions to this charter.

6.	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

7.	Provide a mechanism for the independent registered public accounting firm and internal auditors to communicate directly with the Audit Committee without management present and periodically meet separately with each of the independent registered public accounting firm, internal auditors and management.

8.	Delegate authority to one or more members where appropriate.

9.	Establish a process for, and conduct, an annual performance evaluation of the Audit Committee.

Monitoring and Oversight Activities

1.	Review with management and the independent registered public accounting firm and internal auditors significant risks and exposures, and review and assess the steps management has taken to identify and manage such risks and exposures.

2.	Review and discuss earnings releases, as well as corporate policies with respect to the types of information to be disclosed and types of presentations to be made to analysts and rating agencies.

3.	Review and discuss with management and the independent registered public accounting firm the Company’s quarterly and audited annual financial statements, including (a) matters required to be discussed by the independent registered public accounting firm by Statement on Auditing Standards No. 61 (as it may be amended), and the independent registered public accounting firm’s opinion rendered with respect to such financial statements, and (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The discussion should include, where appropriate, a discussion about the Company’s critical accounting estimates, accounting principles, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements. Based on this review and discussion, recommend, as appropriate, to the Board of Directors the inclusion of the audited financial statements in the Company’s Form 10-K and annual report.

4.	Review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting including obtaining from management, their assessments of the Company’s internal control over financial reporting; review the recommendations made by management and the independent registered public accounting firm and internal auditors regarding internal control over financial reporting and other matters relating to the accounting procedures and the books and records of the Company and review any material weaknesses or significant deficiencies in, or changes to, internal control over financial reporting or any fraud involving management reported to the Audit Committee by the independent registered public accounting firm or management and the resolution of any material weaknesses or significant deficiencies.

5.	Receive reports from, and provide the Audit Committee’s views with respect to, any information regarding accounting, internal accounting controls, or audit matters that the Corporate Governance Committee has become aware of as a result of monitoring the Company’s compliance with laws, regulations, and the Global Code of Conduct.

6.	Establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	Review and approve expense accounts of the Chairman and the Chief Executive Officer (this activity is performed by the Audit Committee Chairperson).

8.	Perform other functions as assigned by the Board of Directors.

Independent Registered Public Accounting Firm and Internal Auditors

1.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In this regard, the Audit Committee has the sole authority to appoint, subject to ratification by the Company’s shareholders, review the performance of, and as necessary, replace the independent registered public accounting firm, which reports directly to the Audit Committee.

2.	Receive from the independent registered public accounting firm, at least annually, and assess, a report delineating all relationships between the independent registered public accounting firm and the Company and any other relationships that may adversely affect the independence of the independent registered public accounting firm, including an assurance that each member of the engagement team is in compliance regarding length of service.

3.	Review and approve in advance, at the discretion of the Committee, all services planned or expected to be rendered by the Company’s independent registered public accounting firm in accordance with the Audit Committee’s “Engaging the Independent Registered Public Accounting Firm” policy, along with a description of the services and the estimated fees. (By approving the audit engagement, a service within the scope of the engagement shall be deemed to have been pre-approved.)

4.	Review any reports prepared by the independent registered public accounting firm and provided to the Audit Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application, and disclosure of critical accounting policies and practices, alternative treatments, assumptions, estimates or methods that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent registered public accounting firm, and any other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

5.	Obtain and review, at least annually, a report by the independent registered public accounting firm describing (a) the auditing firm’s internal quality-control procedures, and (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities or inspection by the Public Company Accounting Oversight Board, within the preceding five years, and any actions taken to address with any such issues.

6.	As appropriate confer with the independent registered public accounting firm regarding the scope and results of their integrated audit of the consolidated financial statements of the Company, and management’s assessment of the Company’s internal control over financial reporting; review and approve the independent registered public accounting firm’s audit scope and approach and their plans, if any, to use the work of the internal auditors or others; review and approve the Company’s internal audit charter, annual audit plans and budgets (including progress against those plans/budgets and, as appropriate, confer with the internal auditors regarding the scope and results of their work); direct the attention of the independent registered public accounting firm and internal auditors to specific matters or areas deemed by the Audit Committee or the auditors to be of special significance; review with the independent registered public accounting firm and resolve, where applicable, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent registered public accounting firm’s activities or on access to requested information, and disagreements between management and the independent registered public accounting firm regarding accounting and financial disclosure, as well as any other matters required to be brought to the Audit Committee’s attention by applicable auditing standards; and authorize the independent registered public accounting firm and internal auditors to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

7.	Oversee the independence, objectivity and performance of the internal audit function by reviewing the nature, extent, quality and effectiveness of the internal audit program including the anticipated level of support for and coordination with the independent registered public accounting firm’s audit process, as well as approve the appointment, replacement or dismissal of the Vice President- Corporate Audit.

8.	Set clear hiring policies for employees and former employees of the independent registered public accounting firm.

Composition:  The Audit Committee shall be appointed by the Board of Directors and be composed of at least five Directors, including a Chairperson, each of whom shall meet the NYSE definition of “independent” for directors and audit committee members, including the definition set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as determined by the Board of Directors, and any additional standards adopted by the Board. All Audit Committee members shall, in the judgment of the Board of Directors, be financially literate and at least one member shall be an audit committee financial expert, as defined by the U.S. Securities and Exchange Commission.

Assignment and Removal of Committee Members:  Audit Committee members shall serve until their resignation, retirement or removal by the Board or until a successor is appointed. An Audit Committee member may be removed by majority vote of the independent Directors of the full Board.

Members will be appointed to the Committee by the Board of Directors, upon the recommendation of the Corporate Governance Committee. Audit Committee assignments will be based on the Board member’s business and professional experience and qualifications. The need for continuity, subject matter expertise, tenure and the desires of the individual Board members will also be considered.

No member of the Audit Committee may serve simultaneously on the audit committees of more than two other public companies.

Outside Advisors:  The Audit Committee shall have the authority, and shall have appropriate funding from the Company, to retain independent counsel, accountants and other advisors as the Audit Committee determines appropriate to assist it in the performance of its functions.

Role of Committee:  Although the Audit Committee has the powers and responsibilities set forth in this charter, the role of the committee is generally oversight. The members of the Audit Committee are not full-time employees of the Company and generally are not accountants or auditors by profession. Consequently, the Audit Committee does not conduct audits, independently verify management’s representations, or determine that the Company’s financial statements and disclosures are complete and accurate, are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or fairly present the financial condition, results of operations and cash flows of the Company in accordance with GAAP. These are the responsibilities of management. The independent registered public accounting firm is responsible for expressing an opinion on the Company’s financial statements and internal control over financial reporting based upon their audit. The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP or that the audit of the Company’s financial statements has been carried out in accordance with auditing standards adopted by the Public Company Accounting Oversight Board.

APPENDIX D

November 8, 2006

H. J. HEINZ COMPANY

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE CHARTER

Purpose:  The purpose of the Management Development and Compensation Committee (the “Committee”) is to oversee the process of selecting and planning the succession of the Chief Executive Officer (“CEO”) and other senior executive officers, determine the compensation of the CEO and other senior executives, and review and approve the compensation policies of the Company.

Responsibilities:  The responsibilities and activities of the Committee include but are not limited to:

•	Recommending to the Board candidates for the Chief Executive Officer of the Company.

•	Recommending to the Board candidates for the executive officers who report directly to the Chief Executive Officer.

•	Developing corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance against those goals and objectives, and determining and approving the CEO’s compensation based on this evaluation. In determining the long-term incentive component of the CEO’s compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years. The Committee will solicit the opinions of independent non-Committee Board members before taking final action.

•	Reviewing and approving corporate goals and objectives for compensation payable to executive officers who directly report to the CEO, evaluating their performance, and determining and approving their compensation against such goals, objectives, and performance. The Committee will solicit the opinions of independent non-Committee Board members before taking final action.

•	Reviewing and approving the overall compensation policy for all officers, including the use of employment agreements, retirement and severance plans and arrangements, deferred compensation arrangements, and other executive benefits and perquisites.

•	Making recommendations to the Board with respect to the structure of overall incentive-compensation and equity-based plans applicable to executive officers or other employees and administering such plans, including determining the aggregate number of shares or stock units to be awarded annually and grant terms.

•	Reviewing annually the succession plan of the Chief Executive Officer and other executive officers as part of a Talent Review in which all Board members participate.

•	Encouraging the diversity of candidates for executive positions.

•	Preparing the report of the Management Development and Compensation Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, reviewing and discussing with management the Company’s disclosures about executive officer compensation, and recommending whether the Company’s compensation discussion and analysis should be included in applicable SEC filings.

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•	Evaluating the Committee’s performance annually and making revisions and updates to this Charter periodically as appropriate.

•	Updating the Board with respect to Committee meetings and actions taken.

•	Delegating any of the above responsibilities to a sub-committee of directors as necessary and as permitted under Pennsylvania law.

Composition:  The Committee is comprised of at least three directors, all of whom must be independent. For purposes hereof, an “independent” director is a director who meets the New York Stock Exchange independence requirements and the Company’s Director Independence Standards. Additionally, members of the Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

Meetings:  The Committee will meet as often as it deems necessary or appropriate but in no event less than four times per year, either in person or by teleconference. A majority of the members of the Committee must be present at a meeting to constitute a quorum. The Committee will keep minutes of its meetings and maintain those minutes with the books and records of the Company.

Assignment and Removal of Committee Members:  Members will be appointed to the Committee by the Board of Directors, upon recommendation of the Corporate Governance Committee. Committee assignments will be based on the Board member’s business and professional experience, qualifications and public service. The need for continuity, subject matter expertise, tenure and the desires of the individual Board members will also be considered. Committee members will serve until their resignation, retirement, removal by the Board or until a successor is appointed. A Committee member may be removed by majority vote of the independent directors of the full Board.

Outside Advisors:  The Committee will have the authority, and shall have appropriate funding from the Company, to retain such outside consultants, experts and other advisors as it determines appropriate to assist it in the performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.

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APPENDIX E

January 10, 2007

H. J. HEINZ COMPANY

CORPORATE SOCIAL RESPONSIBILITY COMMITTEE CHARTER

Purpose: The Committee has oversight of the Company’s attention to issues of social responsibility and the Company’s policies, practices, and progress on social, technical, employment, charitable, political, environmental, and other matters of significance to the Company’s performance, business activities, or reputation as a global corporate citizen.

Responsibilities: The responsibilities and activities of the Committee include but are not limited to:

•	Monitoring issues and practices relating to the Company’s global social accountability, Global Operating Principles, Supplier Guiding Principles, and human rights matters, and overseeing publication of the Company’s Corporate Social Responsibility Report.

•	Reviewing employment issues, EEO matters, diversity initiatives, environmental matters, and workplace health and safety issues.

•	Reviewing issues relating to food safety and security, nutrition, biotechnology, and food packaging regulations.

•	Reviewing significant lawsuits, investigations by governmental entities and other significant legal matters involving the Company or one of its affiliates that affect or could affect the Company’s performance, business activities, or reputation as a global corporate citizen.

•	Monitoring programs and activities aimed at enhancing the Company’s global communications, crisis management, media relations, and community relations.

•	Overseeing the H. J. Heinz Company Foundation and other charitable efforts of the Company and its affiliates.

•	Overseeing the H. J. Heinz Company Political Action Committee and any political and lobbying activity of the Company and its affiliates.

•	When appropriate, making recommendations to the Board with respect to any of the areas that the Committee oversees, reviews, or monitors, and any other major social responsibility policies and practices of the Company.

•	Reviewing and making recommendations to the Board regarding shareholder proposals submitted for inclusion in the Company’s annual proxy materials that relate to social responsibility issues.

•	Consulting with management when necessary and, to the extent appropriate in conducting its responsibilities, seeking advice and assistance from the Company’s employees, legal counsel, or other advisors.

•	Reporting regularly to the Board with respect to the Committee’s responsibilities.

•	Evaluating the Committee’s performance annually.

•	Reviewing this Charter annually and recommending changes to the Board as appropriate.

•	Performing any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

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While the Corporate Social Responsibility Committee has the responsibilities set forth in this Charter, it is not the duty of the Corporate Social Responsibility Committee to plan or implement the Company’s programs with respect to social responsibility or to determine that the Company’s policies and practices on social, technical, employment, charitable, political, or environmental matters are complete, or constitute the most appropriate policies and practices for the Company. This is the responsibility of management.

Composition: The Corporate Social Responsibility Committee is comprised of at least three directors, all of whom must be independent. To be independent, a director must meet the New York Stock Exchange independence requirements and the Company’s Director Independence Standards.

Meetings: The Corporate Social Responsibility Committee will meet as often as it deems necessary or appropriate, but in no event less than two times per year, either in person or by teleconference. At least a majority of the members of the Committee must be present at a meeting to constitute a quorum. The Committee will keep minutes of its meetings and maintain those minutes with the books and records of the Company.

Assignment and Removal of Committee Members: Members, including the Chair, will be appointed to the Committee by the Board, upon recommendation of the Corporate Governance Committee. Committee assignments will be based on the Board member’s business and professional experience, qualifications, and public service. The need for continuity, subject matter expertise, and tenure, and the desires of the individual Board members will also be considered. Committee members will serve until their resignation, retirement, or removal by the Board or until a successor is appointed. A Committee member may be removed by majority vote of the independent directors of the full Board.

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APPENDIX F

May 8, 2007

H. J. HEINZ COMPANY

CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose: The Corporate Governance Committee assists the Board of Directors by identifying, screening and recommending qualified candidates to serve as directors of the Company (consistent with criteria approved by the Board), and maintaining oversight of the Board’s operations and effectiveness and compliance with the Company’s Code of Business Conduct. The Committee takes a leadership role in shaping the corporate governance of the Company.

Responsibilities: The responsibilities and activities of the Committee include:

1.	Monitoring the Company’s compliance with applicable laws, regulations and the Company’s Global Code of Conduct.

2.	Overseeing a set of Corporate Governance Principles applicable to the Company and, at least annually, reviewing and reporting the results of such review to the Board.

3.	Developing and making recommendations to the Board concerning the selection criteria to be used by the Committee in seeking nominees for election to the Board in accordance with the Company’s Corporate Governance Principles.

4.	Reviewing specific Board candidates, including candidates recommended by shareholders, to evaluate their qualifications including, among other things, potential conflicts of interest, and related party transactions.

5.	Reviewing the independence, both in appearance and in fact, of directors and director nominees.

6.	Identifying and recommending qualified candidates for election or reelection to the Board at each Annual Meeting of Shareholders of the Company and for election to fill vacancies on the Board.

7.	Retaining search firms, as necessary, to assist in identifying qualified board candidates. The Committee has the sole authority to retain, terminate search firms and approve search firm fees and other retention terms.

8.	Reviewing and recommending to the Board whether to accept or reject any resignation tendered by a Board member who received a greater number of votes “withheld” from his or her election than “for” such election in an uncontested election for directors.

9.	Recommending to the Board candidates for assignment to or removal from Board committees, and considering the rotation of members of various Board committees.

10.	Considering the need for new Board committees, determining the functions of the various committees, and delegating additional responsibilities to the various committees.

11.	Overseeing the evaluation of the Board and evaluating the Committee’s performance on an annual basis. Periodically reviewing director contributions to the Board.

12.	Reviewing and recommending retirement and/or other tenure policies for directors.

13.	Providing orientation for new directors and continuing education for all directors.

14.	Reviewing and recommending to the Board actions to be taken, if any, regarding resignations tendered by a Board member due to a substantial change in the director’s principal occupation or business association during his or her tenure as a director.

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15.	Reviewing directorships in other public companies offered to senior officers.

16.	Assessing the reporting channels through which the Board receives information, and the quality and timeliness of information received by the Board before meetings and on a periodic basis.

17.	Making recommendations to the Board concerning changes in non-employee director compensation.

18.	Periodically reviewing the adequacy of the Committee’s charter and, if necessary, recommending proposed changes for Board approval.

19.	Establishing the procedure for independent directors to meet outside the presence of management at regularly scheduled executive sessions.

20.	Establishing the procedure for shareholder communications with the Board.

21.	Reviewing management’s responses to shareholder proposals concerning corporate governance issues.

22.	Reviewing at least on an annual basis the policy statement regarding a shareholder rights plan included in the Company’s Corporate Governance Principles and reporting to the Board any recommendations relating thereto as it may deem advisable.

23.	Notifying the Audit Committee of any matters regarding accounting, internal control, or audit matters that this Committee has become aware of as a result of monitoring the Company’s compliance with laws, regulations and the Global Code of Conduct.

Size and Composition: The Committee is comprised of at least three directors, all of whom must be independent. Independent shall mean a director who meets the NYSE’s definition of independence and as determined by the Board in accordance with the Corporate Governance Principles and the H. J. Heinz Company Director Independence Standards. The Committee will designate and the Board will approve one person as Chairman of the Committee.

Meetings: The Corporate Governance Committee will meet at least two times each year, either in person or by teleconference, and a majority of the members of the Committee shall constitute a quorum. The Committee will report regularly to the Board with respect to its activities. The Committee will keep minutes of its meetings and maintain those minutes with the books and records of the Company.

Assignment and Removal of Committee Members: Members will be assigned to the Committee by the Board of Directors, upon recommendation of the Committee. Committee assignments will be based on the member’s business and professional experience, qualifications and public service. The need for continuity, subject matter expertise, tenure and the desires of the individual Board members will also be considered. Committee members will serve for one year until their next re-election, resignation, retirement, removal, or reassignment by the Board or until a successor is assigned. A Committee member may be removed by majority vote of the independent directors of the full Board.

Outside Advisors: The Committee has the authority to retain, terminate and approve the compensation of such outside consultants, experts and other advisors as it determines appropriate to assist it in the performance of its functions.

Delegation: As necessary, the Committee may delegate its responsibilities to a subcommittee, to the extent permitted by applicable law and regulations, provided that the subcommittee consists entirely of independent directors.

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APPENDIX G

May 2007

H. J. Heinz Company

Director Independence Standards

1.	Absence of a material relationship

An “independent” director is a director who the Board of Directors has determined has no material relationship with Heinz, either directly, or as a partner, shareholder, or executive officer of an organization that has a relationship with Heinz. A relationship is “material” if, in the judgment of the Board, the relationship would interfere with the director’s independent judgment. For purposes of these standards, “Heinz” means H. J. Heinz Company and its consolidated subsidiaries, collectively.

a.	Materiality Guidelines

The Board of Directors has established guidelines for determining when a relationship between a director (or an organization with which a director is associated), and Heinz, is material. In determining whether a particular relationship would be viewed as interfering with a director’s independent judgment, the Board considers among other things, the guidelines set forth below.

A director is not deemed to be independent if:

•	the director, or the director’s “immediate family member”[1]; received any payment from Heinz in excess of $100,000 during any twelve-month period within the last three years, other than compensation for board service and pension or other forms of deferred compensation for prior service with Heinz, except that compensation received by an immediate family member for service as an employee of Heinz (other than as an executive officer) need not be considered in determining independence;

•	the director is an executive officer or employee of, or his or her immediate family member, is an executive officer of, a company, or other for profit entity, to which Heinz made, or from which Heinz received for property or services (other than those arising solely from investments in the Company’s securities), payments in excess of the greater of $1 million or 2% of such company’s consolidated gross revenues in any of the last three fiscal years;

•	the director serves as an executive officer of any tax exempt organization which received contributions from Heinz in any of the preceeding three fiscal years in an aggregate amount that exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues.

1  An immediate family member includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

b.	Relationships

The Board will consider each relationship not only from the standpoint of the director, but also from the standpoint of persons and organizations with which the director has a relationship.

Without limiting the types of relationships that the Board may determine to not be material, the Board has determined that relationships of the following types will not be considered material relationships that would impair a director’s independence:

•	commercial relationships in which a director (or a member of his or her immediate family)

(a) is the holder together with any other directors or executive officers of less than a 10% equity interest in an entity which is a party to a transaction with the Company; or

(b) is a director, officer or employee of or the holder together with any other directors or executive officers of a ten percent or greater equity interest in an entity with which the Company has ordinary course business dealings or with which the Company has a commercial banking, investment banking or insurance brokerage relationship, in each case, (i) to which Heinz has not made, or from which Heinz has not received for property or services (other than those arising solely from investments in the Company’s securities), payments in excess of the greater of $1 million or 2% of such entity’s consolidated gross revenues in any of the last three fiscal years and (ii) where the director (or immediate family member) is not directly involved in the entity’s business dealings with the Company; or

•	membership in, or association with, the same professional association, social, educational, fraternal or religious organization, club or institution, as an executive officer or other director of the Company.

Notwithstanding the above, any other type of relationship not included in the categorical standards described in this section would have to be evaluated independently by the Board of Directors.

2.	Three-year cooling-off period

In addition to the guidelines set forth above:

•	No director (other than the Chief Executive Officer) will be independent if he or she is currently, or was at any time within the last three years, an employee of Heinz.

•	No director, and no immediate family member of a director, may currently be, or have been within the last three years, employed as an executive officer of another company where any of Heinz’s present executive officers at the same time serves or served on that company’s compensation committee.

•	No director will be independent if he or she has any immediate family member that is currently, or was at any time within the last three years, an executive officer of Heinz.

•	No director will be independent if (i) he or she or an immediate family member is a current partner of a firm that is Heinz’s internal or external auditor; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm; and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or

(iv) the director or an immediate family member was at any time within the last three years but is no longer a partner or employee of such a firm and personally worked on Heinz’s audit within that time.

3.	Additional requirements for Audit Committee members

In addition to the guidelines set forth above, a director is not considered independent for purposes of serving on the Audit Committee, and may not serve on the Audit Committee, if the director:

•	receives directly or indirectly any consulting, advisory, or compensatory fee from Heinz, other than fees for service as a director or fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Heinz (provided that such compensation is not contingent in any way on continued service); or

•	is an affiliated person of Heinz or it subsidiaries, as determined in accordance with Securities and Exchange Commission (“SEC”) regulations. In this regard, Audit Committee members are prohibited from owning or controlling more than 10% of any class of Heinz’s voting securities or such lower amount as may be established by the SEC.

4.	Additional requirements for Compensation Committee members

In addition to the guidelines set forth above, a director is not considered independent for purposes of serving on the Compensation Committee, and may not serve on the Compensation Committee, if the director:

•	receives directly or indirectly any remuneration as specified for purposes of Section 162(m) of the Internal Revenue Code;

•	has ever been an officer of Heinz; or

•	has a direct or indirect material interest in any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships required to be disclosed under SEC Regulation S-K Item 404(a) and involving, generally, amounts in excess of $120,000.

5.	Compliance with NYSE listing standards and Securities and Exchange Commission regulations

These independence standards are intended to meet the requirements of the NYSE listing standards and regulations adopted by the Securities and Exchange Commission and the Internal Revenue Service.

H. J. HEINZ COMPANY
This Proxy is Solicited on Behalf of the Board of Directors
     WILLIAM R. JOHNSON, THEODORE N. BOBBY, and ARTHUR B. WINKLEBLACK are, and each of them is, appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of H. J. Heinz Company to be held at The Westin Convention Center Hotel, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222, on Wednesday, August 15, 2007, at 9:00 a.m., and at any adjournments thereof, and to vote the number of shares of Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting in the manner specified and on any other business that may properly come before the meeting.
Please vote on the matters stated on the reverse side. You can vote by signing, dating, and returning the proxy card promptly using the enclosed envelope or by Internet or toll-free telephone by following the instructions on the reverse side of this proxy card.
This proxy, when properly executed, will be voted in the manner directed by the shareholder. If no direction is given, this proxy will be voted “FOR” Items 1 through 7.

Address Change/Comments (Mark the Corresponding Box on the Reverse Side)

▲  FOLD AND DETACH HERE  ▲
ADMISSION TICKET
H. J. HEINZ COMPANY
2007 ANNUAL MEETING OF SHAREHOLDERS
Wednesday, August 15, 2007
9:00 a.m.
The Westin Convention Center Hotel
1000 Penn Avenue
Pittsburgh, Pennsylvania 15222
THIS TICKET WILL ADMIT TWO PERSONS

\

The Board of Directors recommends a vote FOR all seven proposals.

1.	Election of Directors
Nominees:
	01 W. R. Johnson	07 D. R. O’Hare
	02 C. E. Bunch	08 N. Peltz
	03 L. S. Coleman, Jr.	09 D. H. Reilley
	04 J. G. Drosdick	10 L. C. Swann
	05 E. E. Holiday	11 T. J. Usher
	06 C. Kendle	12 M. F. Weinstein

FOR all twelve nominees unless otherwise indicated.	☐	WITHHOLD AUTHORITY to vote for all nominees.	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Ratification of Independent Registered Public Accounting Firm.	☐	☐	☐	5.	To amend the Company By-Laws and Articles of Incorporation to reduce the shareholder vote required to amend limitation of director liability and director and officer indemnification.	☐	☐	☐

3.	To amend and extend the Amended and Restated Global Stock Purchase Plan.	☐	☐	☐	6.	To amend the Company Articles of Incorporation to reduce the shareholder vote required to approve certain business combinations.	☐	☐	☐

4.	To approve performance metrics under the Fiscal Year 2003 Stock Incentive Plan.	☐	☐	☐	7.	To amend the Company Articles of Incorporation to require a majority voting standard.	☐	☐	☐

				Yes	No
INSTRUCTIONS:	To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.	The proxies are also authorized to vote, in their discretion, upon such other matters as may properly come before the meeting.	Will Attend Meeting	☐	☐

Signature (and title, if applicable)	Date
NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full name, title, and company name.

▲ FOLD AND DETACH HERE ▲
Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to Annual Meeting day.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

Internet		Telephone		Mail
www.proxyvoting.com/hnz		1-866-540-5760
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report on the
Internet at: www.heinz.com/annual_report/
and the Proxy Statement at: www.heinz.com/proxy/

H. J. HEINZ COMPANY
This Proxy is Solicited on Behalf of the Board of Directors

      WILLIAM R. JOHNSON, THEODORE N. BOBBY, and ARTHUR B. WINKLEBLACK are, and each of them is, appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of H. J. Heinz Company to be held at The Westin Convention Center Hotel, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222, on Wednesday, August 15, 2007, at 9:00 a.m., and at any adjournments thereof, and to vote the number of shares of Third Cumulative Preferred Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting in the manner specified and on any other business that may properly come before the meeting.

Please vote on the matters stated on the reverse side. You can vote by signing, dating, and returning the proxy card promptly using the enclosed envelope or by Internet or toll-free telephone by following the instructions on the reverse side of this proxy card.

This proxy, when properly executed, will be voted in the manner directed by the shareholder. If no direction is given, this proxy will be voted “FOR” Items 1 through 7.

Address Change/Comments (Mark the Corresponding Box on the Reverse Side)

▲  FOLD AND DETACH HERE  ▲
ADMISSION TICKET
H. J. HEINZ COMPANY
2007 ANNUAL MEETING OF SHAREHOLDERS
Wednesday, August 15, 2007
9:00 a.m.
The Westin Convention Center Hotel
1000 Penn Avenue
Pittsburgh, Pennsylvania 15222
THIS TICKET WILL ADMIT TWO PERSONS

The Board of Directors recommends a vote FOR all seven proposals.

1.	Election of Directors
Nominees:
	01 W. R. Johnson	07 D. R. O’Hare
	02 C. E. Bunch	08 N. Peltz
	03 L. S. Coleman, Jr.	09 D. H. Reilley
	04 J. G. Drosdick	10 L. C. Swann
	05 E. E. Holiday	11 T. J. Usher
	06 C. Kendle	12 M. F. Weinstein

FOR all twelve nominees unless otherwise indicated.	☐	WITHHOLD AUTHORITY to vote for all nominees.	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Ratification of Independent Registered Public Accounting Firm.	☐	☐	☐	5.	To amend the Company By-Laws and Articles of Incorporation to reduce the shareholder vote required to amend limitation of director liability and director and officer indemnification.	☐	☐	☐

3.	To amend and extend the Amended and Restated Global Stock Purchase Plan.	☐	☐	☐	6.	To amend the Company Articles of Incorporation to reduce the shareholder vote required to approve certain business combinations.	☐	☐	☐

4.	To approve performance metrics under the Fiscal Year 2003 Stock Incentive Plan.	☐	☐	☐	7.	To amend the Company Articles of Incorporation to require a majority voting standard.	☐	☐	☐

				Yes	No
INSTRUCTIONS:	To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.	The proxies are also authorized to vote, in their discretion, upon such other matters as may properly come before the meeting.	Will Attend Meeting	☐	☐

Signature (and title, if applicable)	Date
NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full name, title, and company name.

▲ FOLD AND DETACH HERE ▲
Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to Annual Meeting day.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

Internet		Telephone		Mail
www.proxyvoting.com/hnz-pre		1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report on the
Internet at: www.heinz.com/annual_report/
and the Proxy Statement at: www.heinz.com/proxy/

H. J. HEINZ COMPANY
VOTING INSTRUCTION CARD FOR 2007 ANNUAL MEETING
H. J. Heinz Company Employee Stock Ownership Plan/Employees Retirement and Savings Plan
H. J. Heinz Company SAVER Plan

The undersigned, as a participant in one or more of the H. J. Heinz Company benefit plans noted above, hereby directs Mellon Bank, N. A. as trustee (“the Trustee”) of the plans, to vote all shares of Common Stock of H. J. Heinz Company (“the Company”) credited to the undersigned’s account in such plans at the Annual Meeting of Shareholders of the Company to be held on August 15, 2007, and at any adjournments thereof, in accordance with these instructions, on the matters stated on the reverse side, and on the transaction of such other business as may properly come before the meeting.

Your vote is important to us. Plan participants may give directions by toll-free telephone or Internet by following the instructions on this form. You may vote by toll-free telephone or Internet or you may also give directions by completing, dating, and signing this form and returning it promptly in the enclosed postage-paid envelope. If you give your instructions by Internet or by telephone you do not need to mail back an instruction form.

The shares represented by this voting instruction form will be voted as directed. If your signed confidential voting instructions are received by August 13, 2007, but you do not indicate your preferences as to the matters being voted upon, or if your signed confidential voting instructions are not received by August 13, 2007, the shares, together with other shares for which no instructions were received, will be voted on each proposal in the same proportions as the Trustee votes shares for which clear and timely instructions were received by the Trustee from other plan participants.

Address Change/Comments (Mark the Corresponding Box on the Reverse Side)

▲  FOLD AND DETACH HERE  ▲
ADMISSION TICKET
H. J. HEINZ COMPANY
2007 ANNUAL MEETING OF SHAREHOLDERS
Wednesday, August 15, 2007
9:00 a.m.
The Westin Convention Center Hotel
1000 Penn Avenue
Pittsburgh, Pennsylvania 15222
THIS TICKET WILL ADMIT TWO PERSONS

The Board of Directors recommends a vote FOR all seven proposals.

1.	Election of Directors
Nominees:
	01 W. R. Johnson	07 D. R. O’Hare
	02 C. E. Bunch	08 N. Peltz
	03 L. S. Coleman, Jr.	09 D. H. Reilley
	04 J. G. Drosdick	10 L. C. Swann
	05 E. E. Holiday	11 T. J. Usher
	06 C. Kendle	12 M. F. Weinstein

FOR all twelve nominees unless otherwise indicated.	☐	WITHHOLD AUTHORITY to vote for all nominees.	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Ratification of Independent Registered Public Accounting Firm.	☐	☐	☐	5.	To amend the Company By-Laws and Articles of Incorporation to reduce the shareholder vote required to amend limitation of director liability and director and officer indemnification.	☐	☐	☐

3.	To amend and extend the Amended and Restated Global Stock Purchase Plan.	☐	☐	☐	6.	To amend the Company Articles of Incorporation to reduce the shareholder vote required to approve certain business combinations.	☐	☐	☐

4.	To approve performance metrics under the Fiscal Year 2003 Stock Incentive Plan.	☐	☐	☐	7.	To amend the Company Articles of Incorporation to require a majority voting standard.	☐	☐	☐

				Yes	No
INSTRUCTIONS:	To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.	The proxies are also authorized to vote, in their discretion, upon such other matters as may properly come before the meeting.	Will Attend Meeting	☐	☐

Signature (and title, if applicable)	Date
NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full name, title, and company name.

▲ FOLD AND DETACH HERE ▲
Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.
Your Internet and Telephone Voting is available through 11:59 P.M. Eastern Time the day prior to Annual Meeting Day.

Internet		Telephone		Mail
www.proxyvoting.com/hnz-emp		1-866-540-5760		Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR

If you vote your proxy card by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report on the
Internet at:www.heinz.com/annual_report/
and the Proxy Statement at: www.heinz.com/proxy/